UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Alexza Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALEXZA PHARMACEUTICALS, INC.

2091 Stierlin Court

Mountain View, California 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 23, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Alexza Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Alexza”). The Annual Meeting will be held on June 23, 2015, at 11:00 a.m. local time at the offices of the Company, 2091 Stierlin Court, Mountain View, California 94043 for the following purposes:

1. To elect seven nominees for director, each to serve until the 2016 Annual Meeting of Stockholders and until his or her successor has been elected and qualified. The Company’s Board of Directors (the “Board”) intends to present the following individuals as its nominees for election as directors:

Thomas B. King	Gordon Ringold, Ph.D.
J. Kevin Buchi	Isaac Stein
Deepika R. Pakianathan, Ph.D.	Joseph L. Turner
J. Leighton Read, M.D.

2. To approve the Company’s 2015 Equity Incentive Plan;

3. To approve the Company’s 2015 Employee Stock Purchase Plan;

4. To approve the Company’s 2015 Non-Employee Director Stock Award Plan;

5. To ratify the selection by the Audit and Ethics Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015; and

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These business items are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is April 24, 2015. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. In accordance with Delaware law, for ten days prior to the Annual Meeting, a list of stockholders will be available for inspection in the office of the Corporate Secretary, Alexza Pharmaceuticals, Inc., 2091 Stierlin Court, Mountain View, California 94043. The list of stockholders will also be available at the Annual Meeting.

By Order of the Board of Directors

Mark K. Oki

Senior Vice President, Finance,

Chief Financial Officer and Secretary

Mountain View, California

April 30, 2015

Pursuant to the Internet proxy rules promulgated by the Securities and Exchange Commission, Alexza has elected to provide access to its proxy materials over the Internet. Accordingly, stockholders of record at the close of business on April 24, 2015 will receive a Notice of Internet Availability of Proxy Materials and may vote at the Annual Meeting and any adjournment or postponement thereof. Alexza expects to mail the Notice of Internet Availability of Proxy Materials on or about May 8, 2015.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please vote, as instructed in the Notice of Internet Availability of Proxy Materials, via the Internet or the telephone, as promptly as possible in order to ensure your representation at the meeting. Alternatively, you may follow the procedures outlined in the Notice of Internet Availability of Proxy Materials to request a paper proxy card to submit your vote by mail. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

ALEXZA PHARMACEUTICALS, INC.

2091 Stierlin Court

Mountain View, California 94043

PROXY STATEMENT

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

JUNE 23, 2015

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the Notice of Internet Availability of Proxy Materials?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at our 2015 Annual Meeting of Stockholders (the “Annual Meeting”), we are furnishing the proxy materials to our stockholders over the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet. If you received the Notice of Internet Availability by mail and would like to receive a printed copy of the proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability.

We intend to mail the Notice of Internet Availability on or about May 8, 2015 to all stockholders of record entitled to vote at the Annual Meeting. On the date of mailing of the Notice of Internet Availability, all stockholders and beneficial owners will have the ability to access all of our proxy materials on a website referred to in the Notice of Internet Availability. These proxy materials will be available free of charge.

Why am I being provided access to these materials?

We have provided you access to these proxy materials because the Board of Directors (sometimes referred to as the “Board”) of Alexza Pharmaceuticals, Inc. (sometimes referred to as the “Company” or “Alexza”) is soliciting your proxy to vote at the Annual Meeting including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply vote, as instructed below and in the Notice of Internet Availability, via the Internet or the telephone. Alternatively, you may follow the procedures outlined in the Notice of Internet Availability to request a paper proxy card to submit your vote by mail.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after May 18, 2015.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Tuesday, June 23, 2015, at 11:00 a.m. local time at the offices of the Company, 2091 Stierlin Court, Mountain View, California 94043. Directions to the Annual Meeting may be found at www.alexza.com. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 24, 2015 will be entitled to vote at the Annual Meeting. On April 24, 2015, there were 19,404,697 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 24, 2015 your shares were registered directly in your name with the Company’s transfer agent, Computershare Shareowner Services, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote, as instructed below and in the Notice of Internet Availability. Alternatively, you may follow the procedures outlined in the Notice of Internet Availability to request a paper proxy card to submit your vote by mail.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 24, 2015 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are five matters scheduled for a vote, as well as such other business as may properly come before the meeting or any adjournment thereof:

•	Election of seven directors;

•	Approval of the Company’s 2015 Equity Incentive Plan;

•	Approval of the Company’s 2015 Employee Stock Purchase Plan;

•	Approval of the Company’s 2015 Non-Employee Director Stock Award Plan; and

•

Ratification of the selection by the Audit and Ethics Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2015.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For all other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy on the Internet, vote by proxy over the telephone, or vote by proxy via the mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	In Person: To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

Internet:    To vote on the Internet, go to http://www.envisionreports.com/ALXA to complete an electronic proxy card. You will be asked to provide the control number from the Notice of Internet Availability. Your vote must be received by 11:59 p.m., Eastern time, on June 22, 2015 to be counted.

•

Telephone:    To vote over the telephone, dial toll-free 1-800-652-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice of Internet Availability. Your vote must be received by 11:59 p.m. Eastern time, on June 22, 2015 to be counted.

•

Mail:    To vote by mail, you must request a paper proxy card by following the instructions on the Notice of Internet Availability. Once you receive the paper proxy card, complete, sign and date the proxy card where indicated and return it promptly in the prepaid envelope that will be included with the paper proxy card. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice of Internet Availability containing voting instructions from that organization rather than from the Company. You may vote by proxy by following the instructions from your broker, bank or other agent included with the Notice of Internet Availability. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 24, 2015.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal Nos. 1, 2, 3 or 4 without your instructions, but may vote your shares on Proposal No. 5 even in the absence of your instruction.

What if I submit a proxy via the Internet, by telephone or by mail but do not make specific choices?

If you submit a proxy via the Internet, by telephone or by mail without making voting selections, your shares will be voted “For” the election of all seven nominees for director and “For” all other proposals. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition, our directors and employees and Okapi Partners, LLC may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but Okapi Partners, LLC will be paid its customary fee of approximately $10,000 plus out–of-pocket expenses if it solicits proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice of Internet Availability or set of proxy materials?

If you receive more than one Notice of Internet Availability or set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or voting instruction card that you receive to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to the Company’s Corporate Secretary at 2091 Stierlin Court, Mountain View, CA 94043.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that will be counted.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing and received by the Company by January 9, 2016, to Corporate Secretary, 2091 Stierlin Court, Mountain View, CA 94043. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so no later than the close of business on March 25, 2016, nor earlier than the close of business on February 24, 2016.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withheld” and broker non-votes; and with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each of Proposal Nos. 2, 3, 4 and 5, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

•

For Proposal No. 1, the election of directors, the seven nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

•

To be approved, Proposal No. 2 to approve the Company’s 2015 Equity Incentive Plan, must receive “for” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.

•

To be approved, Proposal No. 3 to approve the Company’s 2015 Employee Stock Purchase Plan, must receive “for” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.

•

To be approved, Proposal No. 4 to approve the Company’s 2015 Non-Employee Director Stock Award Plan, must receive “for” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.

•

To be approved, Proposal No. 5, the ratification of Ernst & Young LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2015, must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares are present at the meeting in person or represented by proxy. On April 24, 2015, the record date, there were 19,404,697 shares outstanding and entitled to vote. Thus, the holders of at least 9,702,349 shares must be present in person or represented by proxy at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended report on Form 8-K to publish the final results.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF ALEXZA SINCE THE DATE OF THIS PROXY STATEMENT.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Alexza’s Board of Directors consists of seven directors. At the Annual Meeting, stockholders will elect members of the Board to hold office until the 2016 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until any such director’s earlier death, resignation or removal. There are seven nominees for election this year. Each such nominee is currently a director of the Company, and each such nominee was previously elected by the stockholders.

Directors are elected by a plurality (excess of votes cast over opposing nominees) of the votes present in person or represented by proxy and entitled to vote. If properly submitted, shares represented by proxy will be voted for the election of the seven nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holders may determine. Each person nominated for election has agreed to serve if elected, and the Company has no reason to believe that any nominee will be unable to serve.

Director Nominees

Set forth below are the names of the nominees and certain information about them, including their ages and committee memberships held, as of April 24, 2015, and a discussion of the specific and particular experience, qualifications, attributes or skills of each nominee that led the Corporate Governance and Nominating Committee to recommend and the Board to conclude that the nominee should serve as a director of the Company:

Name of Nominee	Age	Position Held with Company	Committees	Director Since
J. Kevin Buchi	59	Director	Compensation	2013
Thomas B. King	60	Director, President and Chief Executive Officer	None	2003
Deepika R. Pakianathan, Ph.D.	50	Director	Compensation	2004
J. Leighton Read, M.D.	64	Director	Audit and Ethics	2004
Gordon Ringold, Ph.D.	64	Director	Compensation (Chair)	2001
Isaac Stein	68	Director (Lead)	Corporate Governance and Nominating (Chair) Audit and Ethics,	2001
Joseph L. Turner	63	Director	Audit and Ethics (Chair), Corporate Governance and Nominating	2010

J. Kevin Buchi has served as a member of our Board since January 2013. Since August 2013, Mr. Buchi has served as a director, President and Chief Executive Officer of TetraLogic Pharmaceuticals Corporation, a publicly-traded biopharmaceutical company. From October 2011 until May 2012, Mr. Buchi was Corporate Vice President, Global Branded Products at Teva Pharmaceutical Industries Ltd., a publicly-traded pharmaceutical company. Prior to joining Teva Pharmaceutical Industries Ltd., Mr. Buchi served as Chief Executive Officer of Cephalon, Inc., a publicly-traded biopharmaceutical company, from December 2010 through its acquisition by Teva Pharmaceutical Industries Ltd. in October 2011. Mr. Buchi joined Cephalon Inc. in 1991 and held the positions of Chief Operating Officer and Chief Financial Officer before becoming its Chief Executive Officer. Mr. Buchi has also served on the board of directors of Forward Pharma, a publicly traded biopharmaceutical company, since 2014, EPIRUS Biopharmaceuticals, Inc., a publicly traded biopharmaceutical company, since 2013, Benitec Biopharma Ltd., a publicly traded biopharmaceutical company, since 2013, and Stemline Therapeutics, Inc., a publicly traded biopharmaceutical company, since 2012. The Board believes that Mr. Buchi’s experience as the chief executive officer of a pharmaceutical company with an extensive late-stage product candidate pipeline and a portfolio of branded products, his experience leading that company’s acquisition by a major international pharmaceutical company, and his experience as a director of several pharmaceutical companies offers specific expertise needed by the Company at this stage in its growth. Mr. Buchi graduated from Cornell University with a B.A. in chemistry and received a Masters of Management from the J.L. Kellogg Graduate School of Management at Northwestern University.

Thomas B. King has served as our President, Chief Executive Officer and a member of our Board since June 2003. From September 2002 to April 2003, Mr. King served as President, Chief Executive Officer and a member of the board of directors of Cognetix, Inc., a biopharmaceutical development company. From January 1994 to February 2001, Mr. King held various senior executive positions at Anesta Corporation, a publicly-traded pharmaceutical company, including President and Chief Executive Officer from January 1997 to October 2000, and was a member of the board of directors until it was acquired by Cephalon, Inc., a publicly-traded biopharmaceutical company. Mr. King currently serves on the Board of Directors for Faraday Pharmaceuticals, Inc., a privately-held biotechnology company. The Board believes that Mr. King’s position as the Company’s Chief Executive Officer and his prior experience as chief executive officer at similar companies, including a publicly-traded company, enable him to contribute to the Board his extensive knowledge of the Company and our industry and provide Board continuity. Mr. King received an M.B.A. from the University of Kansas and a B.A. in chemistry from McPherson College.

Deepika R. Pakianathan, Ph.D. has served as a member of our Board since November 2004. Since 2001, Dr. Pakianathan has served as a managing member at Delphi Ventures, a venture capital firm focusing on healthcare investments. From 1998 to 2001, Dr. Pakianathan was a senior biotechnology banker at JPMorgan. Prior to joining JPMorgan, Dr. Pakianathan was a research analyst at Genesis Merchant Group, a private investment partnership, from 1997 to 1998 and a post-doctoral scientist at Genentech, Inc. from 1993 to 1997. Dr. Pakianathan has served on the board of directors of Karyopharm Therapeutics, Inc., a publicly traded pharmaceutical company, since April 2013, and OncoMed Pharmaceuticals Inc., a publicly traded biopharmaceutical company since December 2008. The Board believes that Dr. Pakianathan’s experience overseeing multiple healthcare companies as a director and prior work as a biotechnology investment banker provide knowledge related to the Company’s industry sector to aid in overseeing the business development and strategy of the Company. Dr. Pakianathan received a Ph.D. in immunology and an M.S. in biology from Wake Forest University, and a M.Sc. in biophysics and a B.Sc. from the University of Bombay.

J. Leighton Read, M.D. has served as a member of our Board since November 2004. From 2001 until 2007, Dr. Read served as a Managing Member in four funds at Alloy Ventures, where he continues as a Venture Partner. Dr. Read founded Aviron, a biopharmaceutical company, and served as its Chairman and Chief Executive Officer until 1999 and as a director until its acquisition by MedImmune, LLC, in 2002. In 1989, Dr. Read co-founded Affymax NV, a biopharmaceutical company. Dr. Read has received several awards for co-inventing the technology underlying the Affymetrix GeneChip. The Board believes that Dr. Read’s background in founding multiple biopharmaceutical companies brings experience to assist the Company in guiding it through the processes of drug development and commercialization. Dr. Read received an M.D. from the University of Texas Health Science Center at San Antonio and completed his training in internal medicine at Duke University and the Peter Bent Brigham Hospital, and received a B.S. in psychology and biology from Rice University.

Gordon Ringold, Ph.D. has served as a member of our Board since June 2001. Dr. Ringold currently serves as the Chief Executive Officer of Quadriga Biosciences, a privately held biopharmaceutical company. From March 2000 to December 2013, Dr. Ringold served as Chairman and Chief Executive Officer of Alavita, Inc., a biotechnology company. From March 1995 to February 2000, Dr. Ringold served as Chief Executive Officer and Scientific Director of Affymax Research Institute where he managed the development of novel technologies to accelerate the pace of drug discovery. From 1997 to 2013, Dr. Ringold served as a member of the board of directors of Maxygen, Inc., a publicly-traded biopharmaceutical company, and was a member of the board of directors of Oxonica plc, a publicly-traded nanotechnology company, from 2005 to 2009. The Board believes that Dr. Ringold’s experience as both chief executive officer and director of multiple biotechnology and biopharmaceutical companies, as well as his work with technologies to advance drug discovery are important to the Company in its long-term goals to commercialize multiple products in connection with the Staccato system. Dr. Ringold received a Ph.D. in microbiology from University of California, San Francisco, in the laboratory of Dr. Harold Varmus before joining the Stanford University School of Medicine, Department of Pharmacology. Dr. Ringold also received a B.S. in biology from the University of California, Santa Cruz.

Isaac Stein has served as a member of our Board since June 2001. Since November 1982, Mr. Stein has been President of Waverley Associates, Inc., a private investment firm. He is also the emeritus Chairman of the Board of Trustees of Stanford University. From 1997 to 2013, Mr. Stein served on the board of directors of Maxygen, Inc., a publicly-traded biopharmaceutical company. Mr. Stein is also a director of American Balanced Fund, Inc., International Growth and Income Fund, Inc., and The Income Fund of America, Inc. (part of the American Funds family of mutual funds). The Board believes that Mr. Stein’s tenure as a director of the Company provides continuity and experience that is important in his role as lead director. Mr. Stein also contributes relevant industry experience through his service on numerous boards of life science companies and financial experience through his work with investment funds. Mr. Stein received an M.B.A. and J.D. from Stanford University and a B.A. in mathematical economics from Colgate University.

Joseph L. Turner has served as a member of our Board since July 2010. Mr. Turner has served on the boards of directors and is the chair of the audit committees of Corcept Therapeutics, Inc., a publicly-traded pharmaceutical company, since 2012, Kythera Biopharmaceuticals, Inc., a publicly-traded pharmaceutical company, since 2008 and Sophiris Bio, a publicly-traded pharmaceutical company since 2013. In 2012, Mr. Turner served on the board of directors and as chair of the audit committee of Allos Therapeutics, Inc., a publicly-traded pharmaceutical company, until its acquisition by Spectrum Pharmaceuticals Inc. in September 2012. From 2010 through 2012, he served on the Board and as a member of the audit committee of QLT Inc., a publicly traded biotechnology company. In 2008, Mr. Turner served as a director and member of the audit committee of SGX Pharmaceuticals Inc., a publicly-traded pharmaceutical company. Mr. Turner served as Chief Financial Officer at Myogen, Inc., a publicly-traded biopharmaceutical company, from 1999 until it was acquired by Gilead Sciences in 2006. Previously, Mr. Turner was Chief Financial Officer at Centaur Pharmaceuticals, Inc. and served as Chief Financial Officer and Vice President, Finance and Administration at Cortech, Inc. Since 2009, Mr. Turner has also served on the Board of Managers of Swarthmore College and in June 2010 he was appointed to its Finance Committee, Academic Affairs Committee and Student Affairs Committee. Since June 2013, Mr. Turner has also served on its Property Committee. In 2013, Mr. Turner joined the board of directors of the Linda Crnic Institute for Down Syndrome at the University of Colorado Medical School. The Board believes that Mr. Turner’s background in finance and his experience in the biopharmaceutical industry make him well suited to aid the Company. Mr. Turner has an M.B.A. from the University of North Carolina at Chapel Hill, an M.A. in molecular biology from the University of Colorado, and a B.A. in chemistry from Swarthmore College.

Required Vote

The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for the election of directors will be elected as directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES LISTED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Buchi, Dr. Pakianathan, Dr. Read, Dr. Ringold, Mr. Stein and Mr. Turner. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

Mr. King, the Company’s Chief Executive Officer, is not an independent director by virtue of his employment with the Company.

Board Leadership Structure

The Board has a lead independent director, Mr. Stein. In such capacity, Mr. Stein has authority, among other things, to call and preside over meetings of the independent directors and to set meeting agendas. Additionally, as lead independent director, Mr. Stein fulfills and possesses the duties of the chairperson of the Board if such position is vacant. Accordingly, the lead independent director has substantial ability to shape the work of the Board. The Company believes that having a lead independent director reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having a lead independent director creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having a lead independent director enhances the effectiveness of the Board.

Role of the Board in Risk Oversight

One of the Board’s functions is informed oversight of the Company’s risk management processes. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. The Board’s Audit and Ethics Committee has the responsibility to consider and discuss the Company’s major financial risk exposures and the steps the Company’s management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit and Ethics Committee also oversees the performance of the Company’s internal audit function, monitors compliance with legal and regulatory requirements, and reviews and monitors the Company’s corporate code of conduct and the policies which underlie it, including any approval of any waivers thereof. The Board’s Compensation Committee assesses and monitors whether any of the Company’s compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the Board’s lead independent director the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

Meetings of the Board of Directors

The Board met nine times during 2014. All directors standing for reelection attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which they served during the portion of the fiscal year for which they were directors or committee members, respectively.

As required under applicable Nasdaq listing standards, in fiscal year 2014, the Company’s independent directors met two times in regularly scheduled executive sessions at which only independent directors were present. The lead independent director presided over such sessions.

Information Regarding Committees of the Board of Directors

Standing committees of the Board include an Audit and Ethics Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Below is a description of each of those committees. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit and Ethics Committee

The Audit and Ethics Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company, and has general responsibility for surveillance of internal controls and accounting and audit activities of the Company. Specifically, the Audit and Ethics Committee (i) is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm; (ii) reviews, prior to publication, the Company’s annual financial statements with management and the Company’s independent registered public accounting firm; (iii) reviews with the Company’s independent registered public accounting firm the scope, procedures and timing of the annual audits; (iv) reviews the Company’s accounting and financial reporting principles and practices; (v) reviews the adequacy and effectiveness of the Company’s internal accounting controls; (vi) reviews the scope of other auditing services to be performed by the independent registered public accounting firm; (vii) reviews the independence and effectiveness of the Company’s independent registered public accounting firm and their significant relationships with the Company; (viii) reviews the adequacy of the Company’s accounting and financial personnel resources; (ix) reviews the Audit and Ethics Committee charter on an annual basis; (x) reviews with management and the Company’s independent registered public accounting firm quarterly financial results, and the results of any significant matters identified as a result of the independent registered public accounting firm’s review procedures, prior to filing any quarterly report on Form 10-Q; (xi) reviews any other matters relative to the audit of the Company’s accounts and the preparation of its financial statements that the Audit and Ethics Committee deems appropriate; and (xii) reviews management’s efforts to monitor compliance with the Company’s code of conduct.

During 2014, the Company’s Audit and Ethics Committee met eight times. The Audit and Ethics Committee was comprised of Mr. Turner (Chair), Dr. Read and Mr. Stein. The Audit and Ethics Committee is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that Mr. Turner is an “audit committee financial expert” as defined under the Exchange Act. The Board has determined that all members of the Audit and Ethics Committee are “independent” as independence is defined for audit committee members under the Exchange Act and the Nasdaq listing standards.

The Board has adopted an Audit and Ethics Committee Charter, which is available on our website at www.alexza.com in the “Investors — Corporate Governance” section.

Report of the Audit and Ethics Committee of the Board of Directors1

The Audit and Ethics Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls.

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of the Company’s filings under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit and Ethics Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2014 with management of the Company. The Audit and Ethics Committee has discussed significant accounting policies applied by the Company in its consolidated financial statements, as well as alternative treatments. Management represented to the Audit and Ethics Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit and Ethics Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit and Ethics Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

In addition, the Audit and Ethics Committee has discussed with the independent registered public accounting firm the accountant’s independence from the Company and its management, including the matters in the written disclosures required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence. The Audit and Ethics Committee has received the written disclosures and the letter from the independent registered public accounting firm required therein. The Audit and Ethics Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditors’ independence.

The Audit and Ethics Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

The Audit and Ethics Committee reviewed and discussed Company policies with respect to risk assessment and risk management.

The Audit and Ethics Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit and Ethics Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit and Ethics Committee recommended to the Board, and the Board has approved, inclusion of the audited consolidated financial statements of the Company in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. The Board has also approved, subject to stockholder ratification, the Audit and Ethics Committee’s selection of the Company’s independent registered public accounting firm.

AUDIT AND ETHICS COMMITTEE

Joseph L. Turner (Chair)

J. Leighton Read, M.D.

Isaac Stein

Compensation Committee

The Compensation Committee acts on behalf of the Board to oversee, review, and approve or recommend for adoption the Company’s compensation strategy, policies, plans and programs, including:

•

establishment of corporate goals and objectives relevant to the compensation of the Company’s executive officers, the weighting of corporate and individual performance relating to compensation and evaluation of performance in light of these stated objectives;

•	evaluation of the performance of the Company’s President and Chief Executive Officer;

•

review and approval or recommendation to the Board for approval of, the compensation and other terms of employment or service of the Company’s President and Chief Executive Officer and the other executive officers, including all forms of salary paid to executive officers of the Company and the grant of all forms of bonus and stock compensation, including retention incentives, provided to executive officers of the Company;

•	review and approval or recommendation to the Board for approval of, the compensation of non-employee directors;

•	administration of the Company’s equity compensation plans and other similar plans and programs;

•	regular assessment of compensation programs to ensure that the Company’s compensation policies and programs do not encourage excessive risk taking; and

•	review with management the Company’s Compensation Discussion and Analysis, if required to be filed, and considers whether to recommend that it be included in proxy statements and other filings.

The Compensation Committee is appointed by the Board and consists entirely of directors who are “outside directors” for purposes of Section 162(m) of the Internal Revenue Code, “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “independent directors” for purposes of the Nasdaq listing standards. Our Compensation Committee is currently comprised of Dr. Pakianathan, Dr. Ringold and Mr. Buchi. During 2014, the Company’s Compensation Committee met four times.

The Compensation Committee annually reviews our executive officers’ compensation to determine whether it provides adequate incentives. The Compensation Committee’s most recent review occurred in December 2014. In December 2014, the Board reviewed recommendations from the Compensation Committee and approved the salaries for our executive officers. In February 2015, the Board reviewed recommendations from the Compensation Committee and approved the 2015 Cash Bonus Plan (described below) by unanimous written consent. The Board has adopted a Compensation Committee Charter, which is available on our website at www.alexza.com in the “Investors — Corporate Governance” section.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least three times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer, the Chief Financial Officer and the Vice President, Human Resources. The Compensation Committee meets regularly in executive session to review and approve matters within its authority. The Compensation Committee may delegate any of its responsibilities to a subcommittee of the Compensation Committee, but it has no authority to delegate its responsibilities to other persons. However, from time to time, various members of management and other employees, other members of the Board, or outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee the sole authority to obtain, at the expense of the Company, advice and assistance from special counsel, other experts or consultants, the Compensation Committee deems necessary or appropriate, without seeking approval of the Board or management. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During the past fiscal year, the Compensation Committee did not engage a compensation consultant. In February 2015, the Compensation Committee engaged The Croner Company as a compensation consultant for the fiscal year ended December 31, 2015.

For more information about our compensation of executive officers and directors for fiscal year 2014, including a discussion of cash bonuses paid for 2014, see the section of this proxy statement entitled “Compensation Discussion and Analysis.”

Compensation Committee Interlocks and Insider Participation

For the fiscal year ended December 31, 2014, members of the Compensation Committee consisted of Dr. Pakianathan, Dr. Ringold and Mr. Buchi. None of the members of the Compensation Committee are currently, or have ever been at any time since the Company’s formation, one of the Company’s officers or employees. None of the Company’s officers currently serve, nor have they served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of the Board of Directors or Compensation Committee.

Compensation Committee Report2

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement on Schedule 14A and incorporated into the Company’s Annual Report on From 10-K for the fiscal year ended December 31, 2014.

COMPENSATION COMMITTEE

Gordon Ringold, Ph.D. (Chair)

J. Kevin Buchi

Deepika R. Pakianathan, Ph.D.

Corporate Governance and Nominating Committee

Mr. Stein (Chair) and Mr. Turner are the current members of the Company’s Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee did not meet in 2014, but acted by unanimous written consent in 2014. When the Corporate Governance and Nominating Committee does meet, other members of the Board are invited and often attend such meetings. The Board has determined that all members of the Corporate Governance and Nominating Committee are “independent” as defined under the Exchange Act and the listing standards of Nasdaq.

The Corporate Governance and Nominating Committee makes recommendations to the Board as to the appropriate size of the Board or any Board committee and reviews the qualifications of candidates for election to the Board (including those proposed by stockholders). The Corporate Governance and Nominating Committee is responsible for identifying and evaluating nominees for director and for recommending to the Board a slate of nominees for election at the Company’s annual meeting of stockholders.

In evaluating the suitability of individuals for Board membership or continued Board membership, the Corporate Governance and Nominating Committee takes into account many factors, including whether the individual meets requirements for independence; the individual’s general understanding of the various disciplines relevant to the success of a publicly-traded pharmaceutical company; the individual’s understanding of the Company’s business; the individual’s professional expertise and educational background; and other factors that

2 The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the Commission and is not deemed to be incorporated by reference in any filing of the Company under the Securities and Exchange Act, other than the Company’s Annual Report on From 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

promote diversity of views and experience. The Corporate Governance and Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of directors that can best achieve success for the Company and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. While the Company does not have a written policy regarding Board diversity, it is one of a number of factors that the Corporate Governance and Nominating Committee takes into account in identifying nominees, and the committee believes it is important that the Board members represent diverse viewpoints, skill sets and backgrounds. In determining whether to recommend a director for re-election, the Corporate Governance and Nominating Committee also considers the director’s past attendance at meetings, participation in and contributions to the activities of the Board and the results of the Board’s self-evaluation, conducted annually on a group and individual basis. The Corporate Governance and Nominating Committee has not established any specific minimum qualification standards for nominees to the Board, although from time to time the Corporate Governance and Nominating Committee may identify certain skills or attributes (e.g., financial experience or product commercialization experience) as being particularly desirable to help meet specific Board needs that have arisen.

In identifying potential candidates for Board membership, the Corporate Governance and Nominating Committee relies on suggestions and recommendations from the Board, stockholders, management and others. The Corporate Governance and Nominating Committee does not distinguish between nominees recommended by stockholders and other nominees.

From time to time, the Corporate Governance and Nominating Committee may also retain search firms to assist it in identifying potential candidates for director, gathering information about the background and experience of such candidates and acting as an intermediary with such candidates. Stockholders wishing to suggest candidates to the Corporate Governance and Nominating Committee for consideration as directors must timely submit a written notice to the Corporate Secretary of the Company, whose address is 2091 Stierlin Court, Mountain View, CA 94043. The Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), set forth the procedures a stockholder must follow to nominate directors. For a stockholder to nominate a candidate for director at the 2016 Annual Meeting of Stockholders, notice of the nomination must be received by the Company not later than the close of business on March 25, 2016 and not earlier than the close of business on February 24, 2016. The notice must include all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the consent of the nominee to be named in the proxy statement as a nominee and to serve as a director if elected). The Corporate Governance and Nominating Committee will consider any nominee properly presented by a stockholder, and will make a recommendation to the Board. After full consideration by the Board, the stockholder presenting the nomination will be notified of the Board’s conclusion. Copies of the Bylaws may be obtained by writing to the Corporate Secretary at the above address.

In addition, the Corporate Governance and Nominating Committee establishes procedures for the oversight and evaluation of the Board and management and considers conflicts of interest involving executive officers or Board members. Stockholders wishing to submit recommendations for our 2016 Annual Meeting should submit their proposals to the Corporate Governance and Nominating Committee, in care of our Corporate Secretary and in accordance with the time limitations, procedures and requirements described in the section entitled “Stockholder Proposals” below.

The Board has adopted a Corporate Governance and Nominating Committee Charter, which is available on our website at www.alexza.com in the “Investors — Corporate Governance” section.

Stockholder Communications With the Board

Stockholders and other interested parties may contact any member (or all members) of the Board (including, without limitation, the non-management directors as a group), any Board committee or any Chair of any such committee by U.S. mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. Such correspondence should be sent c/o Corporate Secretary, Alexza Pharmaceuticals, Inc., 2091 Stierlin Court, Mountain View, CA 94043.

All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to the Company’s directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the communication is addressed.

Director Attendance at Annual Meeting

The Company encourages all directors to attend each annual meeting of stockholders. In furtherance of this policy and to maximize the attendance of directors at annual meetings, the Company generally schedules annual meetings of stockholders on the same day, and in the same location, as a regularly scheduled meeting of the Board. Four of the seven individuals who were members of our Board and standing for re-election at the time of the 2014 Annual Meeting of Stockholders attended that annual meeting.

Code of Conduct

The Company has adopted the Alexza Pharmaceuticals, Inc. Code of Business Conduct for Employees, Executive Officers and Directors (the “Code of Conduct”), which applies to all directors and employees, including executive officers, including, without limitation, the Company’s principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code of Conduct is filed as an exhibit on the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and can be found on our website at www.alexza.com.

PROPOSAL NO. 2

APPROVAL OF ALEXZA PHARMACEUTICALS, INC. 2015 EQUITY INCENTIVE PLAN

The 2015 Equity Incentive Plan, or the 2015 Plan, was adopted by the Board on April 27, 2015, subject to stockholder approval. If the 2015 Plan is approved by our stockholders, the 2015 Plan will become effective on June 23, 2015. In this Proposal No. 2, the Board is requesting stockholder approval of the 2015 Plan.

The 2015 Plan is intended to be the successor to and continuation of our 2005 Equity Incentive Plan, as amended, or the 2005 Plan. If the 2015 Plan becomes effective, no additional stock awards will be granted under the 2005 Plan, although all outstanding stock awards granted under the 2005 Plan, the 2002 Equity Incentive Plan, or the 2002 Plan, and the 2001 Equity Incentive Plan, or the 2001 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the applicable plan.

A description of the material terms of the 2015 Plan are summarized below. The key differences between the terms of the 2015 Plan and the terms of the 2005 Plan are as follows:

•

The share reserve of the 2015 Plan will consist of: (i) 1,000,000 newly reserved shares; plus (ii) the number of shares available for issuance pursuant to the grant of future awards under the 2005 Plan determined as of the effective date of the 2015 Plan; plus (iii) the number of shares underlying outstanding stock awards granted under the 2005 Plan, the 2002 Plan and the 2001 Plan prior to the effective date of the 2015 Plan that expire or terminate for any reason prior to exercise or settlement, are forfeited or repurchased because of the failure to meet a contingency or condition required to vest such shares, or are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award.

•	The 2015 Plan does not include any “evergreen” provision pursuant to which the number of shares available for issuance under the 2015 Plan would automatically increase each year.

•

The 2015 Plan prohibits the repricing of outstanding equity awards and the cancelation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the 2015 Plan without prior stockholder approval.

•	The 2015 Plan provides for a limit on the aggregate amount of equity and cash compensation that may be awarded to any one non-employee director during any one fiscal year.

•	In connection with a corporate transaction or change in control, the Board may determine the desired treatment of outstanding stock awards based on a broad list of permitted alternatives.

Reasons to Approve the 2015 Plan

The Board believes that the approval of the 2015 Plan is necessary to enable us to continue to grant stock options and other awards to our employees at levels reasonably necessary to attract, retain and motivate talent. The 2015 Plan will also allow us to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees, and to provide long term incentives that align the interests of employees with the interests of our stockholders. The 2015 Plan also provides us with the ability to make non-discretionary grants to our non-employee directors and consultants.

Approval of the 2015 Plan by our stockholders is also required to ensure that stock options and performance-based awards granted under the 2015 Plan may qualify as “performance-based compensation” within the meaning of Section 162(m), or Section 162(m), of the Internal Revenue Code, or the Code. Section 162(m) denies a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. For the grant of awards under a plan to qualify as “performance-based compensation” under Section 162(m), among other things, the plan must (i) describe the employees eligible to receive such awards, (ii) provide a per-person limit on the number of shares subject to stock options and performance-based stock awards, and the amount of cash that may be subject to performance-based cash awards, granted to any employee under the plan in any year, and (iii) include one or more pre-established business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). These terms must be approved by the stockholders and, accordingly, our stockholders are requested to approve the 2015 Plan, which includes terms regarding eligibility for awards, per-person limits on awards and the business criteria for performance-based awards granted under the 2015 Plan (as described in “— Description of the 2015 Plan” below).

Forecasted Utilization Rates

In evaluating the 2015 Plan, we reviewed certain management forecasts of equity awards for issuance under the 2015 Plan as set forth below.

2015 Plan	Fiscal 2014 Actual		Fiscal 2015 Forecast	Fiscal 2016 Forecast
Common Shares Outstanding — Ending Balance	19,404,697		19,504,697	19,604,697
Options / Awards Outstanding — Ending Balance	1,848,213	(1)	3,015,213	3,598,713
Shares Available for Award — Beginning Balance	964,286		1,667,850	1,500,850
Annual “Evergreen” Increase	100,000		—	—
Stockholder Approval			1,000,000	—
Allocations
Options	(703,800)		(1,500,000)	(750,000)
RSUs	—		—	—
Total Allocations
Adjustments
Cancellations — Options	899,189		325,000	162,500
Cancellations — RSUs	408,175		8,000	4,000
Total Adjustments	1,307,364		333,000	166,500

Shares Available for Award — Ending Balance(2)	1,667,850		1,500,850	917,350

(1)	Represents only those options and awards granted under the 2005 Plan, the 2002 Plan and the 2001 Plan.

(2)	Represents only those shares available for issuance under the 2015 Plan.

In addition, we reviewed certain forecasts of grant utilization for different categories of grants over the three annual periods indicated below. These forecasts included forecasts for executive and employee new hires/promotions, annual refresher grants, and discretionary grants.

2015 Plan	Fiscal 2014 Actual	Fiscal 2015 Forecast	Fiscal 2016 Forecast
Option Grants
— New Hire	265,600	300,000	150,000
— Annual Refresher	410,000	900,000	450,000
— Promotional/Discretionary	28,200	300,000	150,000

Subtotal Option Grants	703,800	1,500,000	750,000

RSU Grants
— New Hires	—	—	—
— Annual Refresher	—	—	—
— Discretionary	—	—	—

Subtotal RSU Grants	—	—	—

Total	703,800	1,500,000	750,000

Forecasted Overhang and Burn Rate

The Board also reviewed certain forecasts of overhang and burn rate with respect to employee and consultant equity awards (but excluding awards to non-employee directors), as summarized below.

	FY14 Actual	FY15 Forecast	FY16 Forecast
Issued Overhang %(1)	9.5%	15.5%	18.4%
Total Overhang %(2)	18.1%	23.2%	23.0%
Gross Burn Rate as a % of Outstanding(3)	3.6%	7.7%	3.8%
Adjusted Burn Rate as a % of Outstanding(4)	-3.4%	6.0%	3.0%

(1)	Issued Overhang is (total shares subject to options granted + total shares subject to full value awards granted)/total common shares outstanding.

(2)	Total Overhang is (total shares subject to options granted + total shares subject to full value awards granted + total remaining pool reserve)/total common shares outstanding.

(3)	Gross Burn Rate is (total shares subject to options granted + total shares subject to full value awards granted)/weighted average common shares outstanding.

(4)

Adjusted Burn Rate is (total shares subject to options granted + total shares subject to full value awards granted — total shares subject to options and full value awards that expired, terminated or were forfeited)/weighted average common shares outstanding.

Note Regarding Forecasts and Forward-Looking Statements

We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth above in this Proposal No. 2 include embedded assumptions regarding option exercise which are highly dependent on the public trading price of our common stock and other factors, which we do not control and, as a result, we do not as a matter of practice provide forecasts. In evaluating these forecasts, the Board recognized the high variability inherent in these assumptions.

However, we have included above a summary of these forecasts to give our stockholders access to certain information for purposes of evaluating the 2015 Plan. These forecasts reflect various assumptions regarding our future operations.

The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such. Neither we nor any other person makes any representation to any of our stockholders regarding actual outcomes compared to the information contained in the forecasts set forth above. Although presented with numerical specificity, the forecasts are not fact and reflect numerous assumptions and estimates as to future events made by our management that our management believed were reasonable at the time the forecasts were prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to our business, all of which are difficult to predict and many of which are beyond the control of our management. In addition, the utilization forecasts with respect to our equity awards do not take into account any circumstances or events occurring after the date that they were prepared and, accordingly, do not give effect to any changes to our operations or strategy that may be implemented in the future. Accordingly, actual outcomes may be, and likely will be, materially different than those reflected in the forecasts. We do not intend to update or otherwise revise the forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events even if any or all of the assumptions underlying the forecasts are shown to be in error. The forecasts are forward-looking statements within the meaning of Section 27A of the 1933 Act and Section 21A of the 1934 Act. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics, if any, with respect to certain equity awards, the extent of option exercise activity, and others described in our Annual Report on Form 10-K for the year ended December 31, 2014.

The 2015 Plan Combines Compensation and Governance Best Practices

In addition, the 2015 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•

Stockholder approval is required for additional shares.    The 2015 Plan does not contain an annual “evergreen” provision. The 2015 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation programs.

•

Repricing is not allowed without stockholder approval.    The 2015 Plan prohibits the repricing of outstanding equity awards and the cancelation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the 2015 Plan without prior stockholder approval.

•

No liberal change in control provisions.    The definition of change in control in our 2015 Plan requires the consummation of an actual transaction so that no vesting acceleration benefits may occur without an actual corporate transaction or change in control occurring.

•

No discounted stock options or stock appreciation rights.    All stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•

Submission of amendments to the Amended 2015 Plan to stockholders.    The 2015 Plan requires stockholder approval for material amendments to the 2015 Plan, including, as noted above, any increase in the number of shares reserved for issuance under the 2015 Plan.

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Flexibility in designing equity compensation scheme.    The 2015 Plan allows us to provide a broad array of equity incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, other stock awards and performance cash awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

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Broad-based eligibility for equity awards.    We grant equity awards to a large portion of our employees. By doing so, we tie our employees’ interests with stockholder interests and motivate our employees to act as owners of the business.

•	Limit on equity awards. The 2015 Plan limits the number of shares of our common stock that may be granted to any one participant during any one fiscal year.

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Limit on non-employee director compensation.    The 2015 Plan provides for a limit on the aggregate amount of equity and cash compensation that may be awarded to any one non-employee director during any one fiscal year.

Description of the 2015 Equity Incentive Plan

The material features of the 2015 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2015 Plan. Stockholders are urged to read the actual text of the 2015 Plan in its entirety, which is appended to this proxy statement as Appendix A and may be accessed from the SEC’s website at www.sec.gov.

Types of Awards

The terms of the 2015 Plan provide for the grant of incentive stock options, or ISOs, and nonstatutory stock options, or NSOs, restricted stock awards, restricted stock unit awards, stock appreciation rights, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

If this Proposal No. 2 is approved, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2015 Plan will consist of (1) 1,000,000 newly reserved shares, (2) the number of unallocated shares remaining available for the grant of new awards under the 2005 Plan as of the effective date of the 2015 Plan and (3) the shares subject to outstanding stock awards granted under the 2005 Plan, the 2002 Plan and the 2001 Plan that on or after the effective date of the 2015 Plan (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or repurchased at the original issuance price; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award.

If a stock award granted under the 2015 Plan, or any portion thereof, expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash rather than in shares, such expiration, termination or settlement will not reduce or otherwise offset the number of shares available for issuance under the 2015 Plan. Additionally, shares issued pursuant to stock awards granted under the 2015 Plan that are forfeited back to or repurchased by the Company because of the failure to vest, as well as shares reacquired by us as consideration for the exercise or purchase price of a stock award or to satisfy tax withholding obligations related to a stock award, will become available again for issuance under the 2015 Plan.

As of April 24, 2015, there were 1,890,621 shares available for grant under the 2005 Plan. As of April 24, 2015, stock options to purchase approximately 1,633,427 shares were outstanding and awards other than stock options covering an aggregate of 78,125 shares were outstanding. The weighted-average exercise price of all stock options outstanding as of April 24, 2015 was $7.11, and the weighted-average remaining term of such stock options was 6.83 years. As of April 24, 2015, the closing price of our common stock as reported on the NASDAQ Capital Market was $1.94 per share and a total of 19,404,697 shares of our common stock were outstanding. As of April 24, 2015, no awards have been granted under the 2015 Plan.

Eligibility

All of our employees, non-employee directors and consultants are eligible to participate in the 2015 Plan and may receive all types of awards; provided that ISOs may be granted under the 2015 Plan only to our employees (including officers) and employees of our affiliates. As of April 24, 2015, we have 74 employees, 6 non-employee directors and approximately 6 consultants.

Grant Limits

Under the 2015 Plan, a maximum of 3,000,000 shares of our common stock may be granted to any one participant during any one fiscal year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant. The maximum amount covered by performance awards that may be granted to any one participant in any one fiscal year (whether the grant, vesting or exercise is contingent upon the attainment during a performance period of the performance goals described below) is 3,000,000 shares of our common stock in the case of performance stock awards and $3,000,000 in the case of performance cash awards. Such limits are designed allow us to grant awards that are exempt from the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

In addition, the maximum number of shares subject to awards granted during a single fiscal year to any non-employee director under this plan and under any other equity plan maintained by us, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $300,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any award granted in a previous fiscal year).

Administration

The 2015 Plan is administered by the Board, which may in turn delegate authority to administer the 2015 Plan to a committee. The Board has delegated concurrent authority to administer the 2015 Plan to the Compensation Committee, but may, at any time, revert in itself some or all of the power previously delegated to the Compensation Committee. The Board and the Compensation Committee are considered to be the “plan administrator” for purposes of this Proposal. Subject to the terms of the 2015 Plan, the plan administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2015 Plan.

The plan administrator may also delegate to one or more of our officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards, provided that such delegation must specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer and such officer may not grant a stock award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2015 Plan, the plan administrator does not have the authority to reprice any outstanding stock option, stock appreciation right or other stock award by reducing the exercise, purchase or strike price of the stock option, stock appreciation right or other stock award or to cancel any outstanding stock option, stock appreciation right or other stock award that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.

Stock Options

Stock options may be granted under the 2015 Plan pursuant to stock option agreements. The 2015 Plan permits the grant of stock options that qualify as ISOs and NSOs. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2015 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as explicitly provided otherwise in an optionholder’s stock option agreement, stock options granted under the 2015 Plan generally terminate three months after termination of the optionholder’s service unless (i) termination is due to the optionholder’s disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the optionholder dies before the optionholder’s service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the optionholder’s death) within 18 months following the optionholder’s death by the person or persons to whom the rights to such stock option have passed; (iii) the optionholder is terminated for cause in which case the stock option will cease to be exercisable immediately upon the optionholder’s termination, or (iv) the stock option by its terms specifically provides otherwise. In addition, the plan administrator may grant options with different terms. A stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of stock received upon exercise of a stock option would violate our insider trading policy. In no event may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2015 Plan will be determined by the plan administrator and may include (i) cash, check, bank draft or money order made payable to us, (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, (iii) common stock previously owned by the optionholder, (iv) a net exercise feature (for NSOs only), or (v) other legal consideration approved by the plan administrator.

Stock options granted under the 2015 Plan may become exercisable in cumulative increments, or “vest,” as determined by the plan administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2015 Plan may be subject to different vesting schedules as the plan administrator may determine. The plan administrator also has flexibility to provide for accelerated vesting of stock options in certain events.

Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order with the approval of the plan administrator or a duly authorized officer. Additionally, an optionholder may, with the approval of the plan administrator or a duly authorized officer, designate a beneficiary who may exercise the stock option following the optionholder’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs granted under the 2015 Plan is 10,000,000 shares.

Restricted Stock Awards

Restricted stock awards may be granted under the 2015 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the recipient’s services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the plan administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Except as otherwise provided in the applicable restricted stock award agreement, restricted stock awards that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2015 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the plan administrator.

We will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock, or in any other form of consideration determined by the plan administrator and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2015 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the plan administrator but will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant. The plan administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in our common stock, in cash, in a combination of cash and stock, or in any other form of legal consideration approved by the plan administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination and restrictions on transfer as stock options under the 2015 Plan.

Performance Awards

The 2015 Plan allows us to grant cash and stock based performance awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code. Performance awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee, except that the Board also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code.

In granting a performance award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Compensation Committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code, at a time when the achievement of the performance goals remains substantially uncertain (typically no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed), the Compensation Committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the 2015 Plan and described below. As soon as administratively practicable following the end of the performance period, the Compensation Committee will certify (in writing) whether the performance goals have been satisfied.

Performance goals under the 2015 Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) pre-clinical development related compound goals; (34) financing; (35) regulatory milestones, including approval of a compound; (36) stockholder liquidity; (37) corporate governance and compliance; (38) product commercialization; (39) intellectual property; (40) personnel matters; (41) progress of internal research or clinical programs; (42) progress of partnered programs; (43) implementation or completion of projects and processes; (44) partner satisfaction; (45) budget management; (46) clinical achievements; (47) completing phases of a clinical study (including the treatment phase); (48) announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; (49) timely completion of clinical trials; (50) submission of INDs and NDAs and other regulatory achievements; (51) partner or collaborator achievements; (52) internal controls, including those related to the Sarbanes-Oxley Act of 2002; (53) research progress, including the development of programs; (54) investor relations, analysts and communication; (55) manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); (56) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (57) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); (58) supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); (59) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; and (60) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. In establishing a performance goal, the Compensation Committee (and the Board, to the extent that an award is not intended to comply with Section 162(m) of the Code) may provide that performance will be appropriately adjusted as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to our common stock may be granted either alone or in addition to other stock awards under the 2015 Plan. The plan administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator.

Clawback/Recovery

Stock awards granted under the 2015 Plan will be subject to recoupment in accordance with any clawback policy we may be required to adopt pursuant to applicable law and listing requirements. In addition, the Board may impose such other clawback, recovery or recoupment provisions in any stock award agreement as it determines necessary or appropriate.

Changes to Capital Structure

In the event of certain capitalization adjustments, the plan administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2015 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; (iv) the class(es) and maximum number of securities that may be awarded to any non-employee director; and (v) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Transactions

In the event of a transaction (as defined in the 2015 Plan and described below), the Board will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board at the time of grant:

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arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the transaction);

•	arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);

•	accelerate the vesting (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

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cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the transaction, in exchange for such cash consideration or no consideration, as the Board may consider appropriate; and

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make a payment, in such form as may be determined by the Board, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (ii) any exercise price payable in connection with such exercise.

The Board is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the 2015 Plan, a transaction will be deemed to occur in the event of a corporate transaction or a change in control. A corporate transaction generally means the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

A change of control generally means (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (iii) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets; or (iv) when a majority of the Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the members of our Board or their approved successors.

Change in Control

Under the 2015 Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2015 Plan) as may be provided in the stock award agreement or other written agreement with the participant, but in the absence of such provision, no such acceleration will occur.

Plan Amendments and Termination

The Board will have the authority to amend or terminate the 2015 Plan at any time. However, except as otherwise provided in the 2015 Plan, no amendment or termination of the 2015 Plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2015 Plan as required by applicable law and listing requirements. No ISOs may be granted under the 2015 Plan after the tenth anniversary of the earlier of the date the 2015 Plan was adopted by the Board or approved by our stockholders.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2015 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options

The 2015 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

Under the 2015 Plan, we may grant stock appreciation rights separate from any other award or in tandem with other awards granted under the 2015 Plan.

Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

Awards under the 2015 Plan are discretionary and are not subject to set benefits or amounts, and we have not approved any awards that are conditioned on stockholder approval of the 2015 Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors or employees under the 2015 Plan.

Required Vote and Board Recommendation

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but will have no effect on the outcome of the vote.

The Board believes that approval of Proposal No. 2 is in our best interests and the best interests of our stockholders for the reasons stated above.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL NO. 3

APPROVAL OF THE ALEXZA PHARMACEUTICALS, INC.

2015 EMPLOYEE STOCK PURCHASE PLAN

Overview

On April 27, 2015, the Board adopted the Alexza Pharmaceuticals, Inc. Employee Stock Purchase Plan, or the 2015 ESPP, subject to stockholder approval. If the 2015 ESPP is approved by our stockholders, the 2015 ESPP will become effective on June 23, 2015. In this Proposal No. 3, the Board is requesting stockholder approval of the 2015 ESPP.

The 2015 ESPP is intended to be the successor plan to the Alexza Pharmaceuticals, Inc. 2005 Employee Stock Purchase Plan, as amended, or the 2005 ESPP. If the 2015 ESPP becomes effective, no additional offerings will commence and no additional purchase rights will be granted under the 2005 ESPP, although all purchase rights outstanding under any offering that commenced under the 2005 ESPP prior to the 2015 ESPP becoming effective will remain outstanding pursuant to their existing terms.

A description of the material terms of the 2015 ESPP are summarized below. The key differences between the terms of the 2015 ESPP and the terms of the 2005 ESPP are as follows:

•

The share reserve of the 2015 ESPP will consist of: (i) 500,000 newly reserved shares, plus (ii) the number of shares that remain available for issuance under the 2005 ESPP after all outstanding purchase rights under the 2005 ESPP are exercised.

•	The 2015 ESPP will not include an “evergreen” share reserve increase provision.

Reasons to Approve the 2015 ESPP

If the 2015 ESPP is approved by our stockholders, the 2015 ESPP may be used to grant purchase rights to our employees after the 2015 ESPP becomes effective. The Board believes that the approval of the 2015 ESPP is necessary to enable us to grant purchase rights to our employees to assist us in attracting, retaining and motivating qualified employees and in aligning their long-term interests with those of our stockholders.

Description of the 2015 ESPP

The material features of the 2015 ESPP are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2015 ESPP. Stockholders are urged to read the actual text of the 2015 ESPP, which is appended to this proxy statement as Appendix B and may be accessed from the SEC’s website at www.sec.gov.

Purpose

The purpose of the 2015 ESPP is to provide a means by which our employees (and any parent or subsidiary of our company designated by the Board to participate in the 2015 ESPP) may be given an opportunity to purchase common stock through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of our company and our affiliates.

The rights to purchase common stock granted under the 2015 ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended, or the Code.

Administration

The Board administers the 2015 ESPP and has the final power to construe and interpret both the 2015 ESPP and the rights granted under it. The Board has the power, subject to the provisions of the 2015 ESPP, to determine when and how rights to purchase common stock will be granted, the provisions of each offering of such rights (which offering need not be identical), and whether employees of any parent or subsidiary of our company will be eligible to participate in the 2015 ESPP.

The Board has the power to delegate administration of the 2015 ESPP to a committee composed of not fewer than one member of our Board. Our Board has delegated administration of the 2015 ESPP to the Compensation Committee. The Board and the Compensation Committee are considered to be the “plan administrator” for purposes of this Proposal.

Shares Available for Awards

Subject to this Proposal, the shares of our common stock reserved for issuance under the 2015 ESPP will consist of: (i) 500,000 newly reserved shares, plus (ii) the number of shares that remain available for issuance under the 2005 ESPP after all outstanding purchase rights under the 2005 ESPP are exercised. If rights granted under the 2015 ESPP expire, lapse or otherwise terminate without being exercised, the shares not purchased under such rights will again become available for issuance under the 2015 ESPP.

As of April 24, 2015, there were 154,406 shares available for grant under the 2005 ESPP. As of April 24, 2015, the closing price of our common stock as reported on the NASDAQ Capital Market was $1.94 per share and a total of 19,404,697 shares of our common stock were outstanding. As of April 24, 2015, no purchase rights have been granted under the 2015 Plan.

Offerings

The 2015 ESPP is implemented by offerings of rights to all eligible employees from time to time. The maximum length for an offering under the 2015 ESPP is twenty-seven (27) months. The provisions of separate offerings need not be identical. When an eligible employee elects to join an offering period, he or she is granted a purchase right to acquire shares of common stock on each purchase date within the offering period. On the purchase date, all payroll deductions collected from the participant are automatically applied to the purchase of common stock, subject to certain limitations.

Eligibility

Our plan administrator has the power to exclude certain part-time employees and certain highly compensated employees under applicable tax laws. No employee is eligible to participate in the 2015 ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock or of any parent or subsidiary of our company. In addition, no employee may purchase more than $25,000 worth of common stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of our company and our parent and subsidiary corporations in any calendar year; provided that any unused limit in one year may be carried over to the extent permitted in the tax laws.

As of April 24, 2015, approximately 73 of our employees are eligible to participate in the 2015 ESPP.

Participation in the 2015 ESPP

Eligible employees enroll in the 2015 ESPP by delivering to us, prior to the date selected by our plan administrator as the offering date for the offering, an agreement authorizing payroll deductions. Currently, such payroll deductions are limited to up to 20% of an employee’s base salary during the offering. Overtime, bonus, commissions and non-cash compensation, such as spread on the exercise of an option may be excluded.

Purchase Price

The purchase price per share at which shares of common stock are sold in an offering under the 2015 ESPP may not be less than the lower of (i) 85% of the fair market value of a share of common stock on the first day of the offering period or (ii) 85% of the fair market value of a share of common stock on the purchase date (i.e., the last day of the applicable six (6) month purchase period). If the scheduled purchase date is not a trading day, the purchase will occur on the immediately preceding trading day.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is paid through payroll deductions that accumulate over the course of the offering. To the extent permitted in the offering document, a participant may increase, reduce or terminate his or her payroll deductions during an offering. All payroll deductions made on behalf of a participant are credited to his or her account under the 2015 ESPP and deposited with our general funds. To the extent permitted in the offering document, a participant may make additional payments into such account.

Purchase of Stock

In connection with offerings made under the 2015 ESPP, our plan administrator may specify a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of all outstanding purchase rights would exceed the number of shares of common stock remaining available under the 2015 ESPP, or the maximum number of shares that may be purchased on a single purchase date across all offerings, our plan administrator would make a pro rata allocation (based on each participant’s accumulated payroll deductions) of available shares. Unless otherwise specifically provided in the offering, the amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares on the final purchase date of an offering will be distributed in full to the participant at the end of such offering, without interest. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See “Withdrawal” below.

Withdrawal

While each participant in the 2015 ESPP is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to us a notice of withdrawal from the 2015 ESPP. Such withdrawal may be elected at any time prior to the end of the applicable offering, except as otherwise provided in the offering.

Upon any withdrawal from an offering by the employee, we will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the employee’s behalf during such offering, and such employee’s rights in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not prevent such employee from participating in subsequent offerings under the 2015 ESPP.

Reset Feature

Our plan administrator has the authority to provide that if the fair market value of a share of our common stock on the first day of any purchase period within a particular offering period is less than or equal to the fair market value on the start date of that offering period, then the participants in that offering period will automatically be transferred and enrolled in a new offering period which will begin on the first day of that purchase period and the participants’ purchase rights in the original offering period will terminate.

Termination of Employment

Unless otherwise specified by our plan administrator, a participant’s rights under any offering under the 2015 ESPP terminate immediately upon cessation of an employee’s employment for any reason (subject to any post-employment participation period required by law), and we will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

Rights granted under the 2015 ESPP are not transferable except by will, the laws of descent and distribution, or by a beneficiary designation. During the lifetime of the participant, such rights may only be exercised by the participant.

Adjustment Provisions

Upon certain transactions by our company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar transaction, the 2015 ESPP share reserve, the outstanding purchase rights thereunder, and any purchase limits will be appropriately adjusted as to the type, class and maximum number of shares subject thereto.

Effect of Certain Corporate Transactions

In the event of:

•	sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of our company and its subsidiaries;

•	sale or other disposition of at least 50% of the outstanding securities of our company;

•	a merger, consolidation or similar transaction following which our company is not the surviving corporation; or

•

a merger, consolidation or similar transaction following which our company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise (collectively, a “corporate transaction”), any surviving or acquiring corporation may assume or continue outstanding purchase rights under the 2015 ESPP or may substitute similar rights. If any surviving or acquiring corporation does not assume or continue such rights or substitute similar rights, then the participants’ accumulated payroll deductions will be used to purchase shares of common stock prior to the corporate transaction under the ongoing offering and the participants’ rights under the ongoing offering will terminate immediately after such purchase.

Duration, Amendment and Termination

Because each eligible employee will make his or her own decision whether and to what extent to participate in the 2015 ESPP, it is not possible for us to determine with specificity the period for which the 2015 ESPP share reserve will be sufficient to cover future purchases of shares.

The Board may amend, suspend or terminate the 2015 ESPP at any time. However, except in regard to capitalization adjustments, any amendment to the 2015 ESPP must be approved by the stockholders if the amendment would:

•	materially increase the number of shares of common stock available for issuance under the 2015 ESPP;

•	materially expand the class of individuals eligible to participate under the 2015 ESPP;

•	materially increase the benefits accruing to participants under the 2015 ESPP or materially reduce the price at which shares of common stock may be purchased under the 2015 ESPP;

•	materially extend the term of the 2015 ESPP; or

•	expand the types of awards available for issuance under the 2015 ESPP;

but in each case, only to the extent stockholder approval is required by applicable law or listing requirements.

The Board may amend outstanding purchase rights without a participant’s consent if such amendment is necessary to ensure that the purchase right and/or the 2015 ESPP complies with the requirements of Section 423 of the Internal Revenue Code of 1986.

Rights granted before amendment or termination of the 2015 ESPP will not be impaired by any amendment or termination of the 2015 ESPP without consent of the employee to whom such rights were granted, except with the consent of the participant, as necessary to comply with applicable laws, or as necessary to obtain or maintain favorable tax, listing or regulatory treatment.

Federal Income Tax Information

Rights granted under the 2015 ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right, until disposition of the acquired shares. The taxation upon disposition will depend upon the holding period of the acquired shares.

If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of: (1) the excess of the fair market value of the stock at the time of such disposition over the purchase price, or (2)the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income.

Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to us by reason of the grant or exercise of rights under the 2015 ESPP. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

New Plan Benefits

Participation in the 2015 ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the 2015 ESPP.

Vote Required; Recommendation of the Board

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to approve the Alexza Pharmaceuticals, Inc. Employee Stock Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on this Proposal No. 3 and will have the same effect as negative votes. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL NO. 4

APPROVAL OF ALEXZA PHARMACEUTICALS, INC. NON-EMPLOYEE DIRECTOR STOCK AWARD PLAN

The 2015 Non-Employee Directors’ Stock Award Plan, or the 2015 Directors’ Plan, was adopted by the Board on April 27, 2015, subject to stockholder approval. If the 2015 Directors’ Plan is approved by our stockholders, the 2015 Directors’ Plan will become effective on June 23, 2015. In this Proposal No. 4, the Board is requesting stockholder approval of the 2015 Directors’ Plan.

The 2015 Directors’ Plan is intended to be the successor to and continuation of the 2005 Non-Employee Directors’ Stock Option Plan, or the 2005 Directors’ Plan. If the 2015 Directors’ Plan becomes effective, no additional stock awards will be granted under the 2005 Directors’ Plan on or after such date, although all outstanding stock awards granted under the 2005 Directors’ Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the 2005 Directors’ Plan.

A description of the material terms of the 2015 Directors’ Plan are summarized below. The key differences between the terms of the 2015 Directors’ Plan and the terms of the 2005 Directors’ Plan are as follows:

•

The share reserve of the 2015 Directors’ Plan will consist of: (i) 250,000 newly reserved shares; plus (ii) the number of shares available for issuance pursuant to the grant of future awards under the 2005 Directors’ Plan determined as of the effective date of the 2015 Directors’ Plan; plus (iii) the number of shares underlying outstanding stock awards granted under the 2005 Director’s Plan prior to the effective date of the 2015 Directors’ Plan that expire or terminate for any reason prior to exercise or settlement, are forfeited or repurchased because of the failure to meet a contingency or condition required to vest such shares, or are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award.

•	The 2015 Directors’ Plan does not include any “evergreen” provision pursuant to which the number of shares available for issuance under the 2015 Directors’ Plan would automatically increase each year.

•

Repricing is not allowed without stockholder approval. The 2015 Directors’ Plan prohibits the repricing of outstanding equity awards and the cancelation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the 2015 Directors’ Plan without prior stockholder approval.

•	The 2015 Directors’ Plan allows for the grant of stock appreciation rights, restricted stock awards, restricted stock unit awards and other stock awards.

•	The 2015 Directors’ Plan allows for the grant of discretionary stock awards.

•	The 2015 Directors’ Plan provides for a limit on the aggregate amount of equity and cash compensation that may be awarded to any one non-employee director during any one fiscal year.

•	In connection with a corporate transaction or change in control, the Board may determine the desired treatment of outstanding stock awards based on a broad list of permitted alternatives.

Reasons to Approve the 2015 Directors’ Plan

The Board believes that the approval of the 2015 Directors’ Plan is necessary to enable us to grant stock options and other awards to our non-employee directors at levels reasonably necessary to attract, retain and motivate talent. The 2015 Directors’ Plan will also allow us to utilize a broad array of equity incentives in order to secure and retain the services of our non-employee directors, and to provide long term incentives that align the interests of our non-employee directors with the interests of our stockholders.

Forecasted Utilization Rates

In evaluating the 2015 Directors’ Plan, we reviewed certain management forecasts of equity awards for issuance under the 2015 Directors’ Plan as set forth below.

2015 Directors’ Plan	Fiscal 2014 Actual		Fiscal 2015 Forecast	Fiscal 2016 Forecast
Common Shares Outstanding — Ending Balance	19,404,697		19,504,697	19,604,697
Options / Awards Outstanding — Ending Balance	211,110	(1)	150,000	400,000
Shares Available for Award — Beginning Balance	166,249		150,000	400,000
Annual “Evergreen” Increase	58,751		75,000	—
Stockholder Approval			250,000	—
Allocations
Options(2)	(75,000)		(75,000)	(75,000)
Total Allocations
Adjustments
Cancellations — Options	—		—	—
Total Adjustments	—		—	—

Shares Available for Award — Ending Balance(3)	150,000		400,000	325,000

(1)	Represents only those options granted under the 2005 Directors’ Plan.

(2)	We currently have no plans to issue RSUs to our non-employee directors.

(3)	Represents only those shares available for issuance under the 2015 Directors’ Plan.

In addition, we reviewed certain forecasts of grant utilization for different categories of grants over the three annual periods indicated below. These forecasts included forecasts for annual grants for non-employee directors, and discretionary grants.

2015 Directors’ Plan	Fiscal 2014 Actual	Fiscal 2015 Forecast	Fiscal 2016 Forecast
Option Grants(1)
— New Hire	—	—	—
— Annual Refresher	75,000	75,000	75,000

Subtotal Option Grants	75,000	75,000	75,000

Total	75,000	75,000	75,000

(1)	We have not awarded RSUs to our non-employee directors in the past and currently have no plans to issues RSUs to our non-employee directors.

Forecasted Overhang and Burn Rate

The Board also reviewed certain forecasts of overhang and burn rate with respect to non-employee director equity awards, as summarized below.

	FY14 Actual	FY15 Forecast	FY16 Forecast
Issued Overhang %(1)	1.1%	0.8%	2.0%
Total Overhang %(2)	1.9%	2.8%	3.7%
Gross Burn Rate as a % of Outstanding(3)	0.4%	0.4%	0.4%
Adjusted Burn Rate as a % of Outstanding(4)	0.4%	0.4%	0.4%

(1)	Issued Overhang is total shares subject to options granted)/total common shares outstanding.

(2)	Total Overhang is (total shares subject to options granted + total remaining pool reserve)/total common shares outstanding.

(3)	Gross Burn Rate is total shares subject to options granted +/weighted average common shares outstanding.

(4)	Adjusted Burn Rate is (total shares subject to options granted — total shares subject to options that expired, terminated or were forfeited)/weighted average common shares outstanding.

Note Regarding Forecasts and Forward-Looking Statements

We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth above in this Proposal No. 4 include embedded assumptions regarding option exercise which are highly dependent on the public trading price of our common stock and other factors, which we do not control and, as a result, we do not as a matter of practice provide forecasts. In evaluating these forecasts, the Board recognized the high variability inherent in these assumptions.

However, we have included above a summary of these forecasts to give our stockholders access to certain information for purposes of evaluating the 2015 Directors’ Plan. These forecasts reflect various assumptions regarding our future operations.

The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such. Neither we nor any other person makes any representation to any of our stockholders regarding actual outcomes compared to the information contained in the forecasts set forth above. Although presented with numerical specificity, the forecasts are not fact and reflect numerous assumptions and estimates as to future events made by our management that our management believed were reasonable at the time the forecasts were prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to our business, all of which are difficult to predict and many of which are beyond the control of our management. In addition, the utilization forecasts with respect to our equity awards do not take into account any circumstances or events occurring after the date that they were prepared and, accordingly, do not give effect to any changes to our operations or strategy that may be implemented in the future. Accordingly, actual outcomes may be, and likely will be, materially different than those reflected in the forecasts. We do not intend to update or otherwise revise the forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events even if any or all of the assumptions underlying the forecasts are shown to be in error. The forecasts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21A of the Securities and Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics, if any, with respect to certain equity awards, the extent of option exercise activity, and others described in our Annual Report on Form 10-K for the year ended December 31, 2014.

The 2015 Directors’ Plan Combines Compensation and Governance Best Practices

In addition, the 2015 Directors’ Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•

Stockholder approval is required for additional shares. The 2015 Directors’ Plan does not contain an annual “evergreen” provision. The 2015 Directors’ Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation programs.

•

Repricing is not allowed without stockholder approval. The 2015 Directors’ Plan prohibits the repricing of outstanding equity awards and the cancelation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the 2015 Directors’ Plan without prior stockholder approval.

•

No liberal change in control provisions. The definition of change in control in our 2015 Directors’ Plan requires the consummation of an actual transaction so that no vesting acceleration benefits may occur without an actual corporate transaction or change in control occurring.

•

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•

Submission of amendments to the 2015 Directors’ Plan to stockholders. The 2015 Directors’ Plan requires stockholder approval for material amendments to the 2015 Directors’ Plan, including, as noted above, any increase in the number of shares reserved for issuance under the Amended 2015 Plan.

•

Flexibility in designing equity compensation scheme. The 2015 Directors’ Plan allows us to provide a broad array of equity incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

•

Limit on non-employee director compensation. The 2015 Directors’ Plan provides for a limit on the aggregate amount of equity and cash compensation that may be awarded to any one non-employee director during any one fiscal year

Description of the 2015 Director’s Plan

The material features of the 2015 Directors’ Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2015 Directors’ Plan. Stockholders are urged to read the actual text of the 2015 Directors’ Plan in its entirety, which is appended to this proxy statement as Appendix C and may be accessed from the SEC’s website at www.sec.gov.

Types of Awards

The terms of the 2015 Directors’ Plan provide for the grant of NSOs, restricted stock awards, restricted stock unit awards, stock appreciation rights and other stock awards.

Shares Available for Awards

If this Proposal No. 4 is approved, the aggregate number of shares of our common stock will consist of (1) 250,000 newly reserved shares, (2) the number of unallocated shares remaining available for the grant of new awards under the 2005 Directors’ Plan as of the effective date of the 2015 Directors’ Plan and (3) the shares subject to outstanding stock awards granted under the 2005 Directors’ Plan that on or after the effective date of the 2015 Directors’ Plan (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or repurchased at the original issuance price; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award.

If a stock award granted under the 2015 Directors’ Plan, or any portion thereof, expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash rather than in shares, such expiration, termination or settlement will not reduce or otherwise offset the number of shares available for issuance under the 2015 Directors’ Plan. Additionally, shares issued pursuant to stock awards granted under the 2015 Directors’ Plan that are forfeited back to or repurchased by the Company because of the failure to vest, as well as shares reacquired by us as consideration for the exercise or purchase price of a stock award or to satisfy tax withholding obligations related to a stock award, will become available again for issuance under the 2015 Directors’ Plan.

The stock issuable under the 2015 Directors’ Plan may be shares of authorized but unissued or reacquired common stock, including shares repurchased by the Company on the open market or otherwise.

As of April 24, 2015, there were 225,000 shares available for grant under the 2005 Directors’ Plan. As of April 24, 2015, stock options to purchase approximately 211,100 shares were outstanding. The weighted-average exercise price of all stock options outstanding as of April 24, 2015 was $11.32, and the weighted-average remaining term of such stock options was 7.60 years. As of April 24, 2015, the closing price of our common stock as reported on the NASDAQ Capital Market was $1.94 per share and a total of 19,404,697 shares of our common stock were outstanding. As of April 24, 2015, no awards have been granted under the 2015 Directors’ Plan.

Eligibility

All of our non-employee directors are eligible to participate in the 2015 Directors’ Plan and may receive all types of awards. As of April 24, 2015, we have six non-employee directors.

Grant Limits

The maximum number of shares subject to awards granted during a single fiscal year to any non-employee director under this plan and under any other equity plan maintained by us, taken together with any cash fees paid to such non-employee director during the fiscal year, will not exceed $300,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any award granted in a previous fiscal year).

Administration

The 2015 Directors’ Plan is administered by the Board, which may in turn delegate authority to administer the 2015 Directors’ Plan to a committee. The Board has delegated concurrent authority to administer the 2015 Directors’ Plan to the Compensation Committee, but may, at any time, revert in itself some or all of the power previously delegated to the Compensation Committee. The Board and the Compensation Committee are considered to be the “plan administrator” for purposes of this Proposal. Subject to the terms of the 2015 Directors’ Plan and except as specified in the 2015 Directors’ Plan, the plan administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2015 Directors’ Plan.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2015 Directors’ Plan, the plan administrator does not have the authority to reprice any outstanding stock option, stock appreciation right or other stock award by reducing the exercise, purchase or strike price of the stock option, stock appreciation right or other stock award, or to cancel any outstanding stock option, stock appreciation right or other stock award that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.

Non-discretionary Grants

Initial Grant. Any person who becomes a non-employee director for the first time will automatically receive an initial grant of an NSO, to purchase 25,000 shares of our common stock upon the date of his or her election or appointment, subject to adjustment by the Board from time to time. 1/3rd of the shares subject to an initial option grant will vest on each anniversary of the date of grant, subject to the optionholder’s continuous service as of each vesting date.

Annual Grant. On the date of the annual meeting of our stockholders, commencing with our 2015 annual meeting, any person who is then a non-employee director and has served as a non-employee director for at least six months prior to such annual meeting will automatically be granted a NSO to purchase 12,500 shares of our common stock. Each such option will vest in full on the date of the next annual meeting, subject to the optionholder being a non-employee director on such date.

Discretionary Grants

In addition to the non-discretionary grants noted above, the Board may grant stock awards to one or more non-employee directors in such numbers and subject to such other provisions as it shall determine. These awards may be in the form of NSOs, stock appreciation rights, or SARs, restricted stock awards, restricted stock units, or other stock awards and will vest pursuant to vesting schedules to be determined by the Board in its sole discretion.

Stock Options

Stock options are granted under the 2015 Directors’ Plan pursuant to stock option agreements. Except as required by the 2015 Directors’ Plan, individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant.

The term of stock options granted under the 2015 Directors’ Plan may not exceed ten years. Except as explicitly provided otherwise in an optionholder’s stock option agreement, stock options granted under the 2015 Directors’ Plan generally terminate three months after termination of the optionholder’s board service unless (i) termination is due to the optionholder’s disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the optionholder dies before the optionholder’s service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the optionholder’s death) within 18 months following the optionholder’s death by the person or persons to whom the rights to such stock option have passed; (iii) the optionholder is required to resign his or her position as a non-employee director as a condition of a change of control, or is removed from his or her position as a non-employee director in connection with a change of control and the option is assumed, continued or substituted by the surviving corporation, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months following the change in control, or (iv) the stock option by its terms specifically provides otherwise.

In addition, the plan administrator may grant options with different terms. A stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of stock received upon exercise of a stock option would violate our insider trading policy. In no event may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2015 Directors’ Plan will be determined by the plan administrator and may include (i) cash, check, bank draft or money order made payable to us, (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, (iii) common stock previously owned by the optionholder, (iv) a net exercise feature, or (v) other legal consideration approved by the plan administrator.

Discretionary stock option grants under the 2015 Directors’ Plan may become exercisable in cumulative increments, or “vest,” as determined by the plan administrator at the rate specified in the stock option agreement. Shares covered by discretionary stock option grants under the 2015 Directors’ Plan may be subject to different vesting schedules as the plan administrator may determine.

Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order with the approval of the plan administrator or a duly authorized officer. Additionally, an optionholder may, with the approval of the plan administrator or a duly authorized officer, designate a beneficiary who may exercise the stock option following the optionholder’s death.

Restricted Stock Awards

Restricted stock awards may be granted under the 2015 Directors’ Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the recipient’s services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the plan administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2015 Directors’ Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the plan administrator. We will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock, or in any other form of consideration determined by the plan administrator and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator.

Stock Appreciation Rights

SARs may be granted under the 2015 Directors’ Plan pursuant to SAR agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each SAR will be determined by the plan administrator but will in no event be less than 100% of the fair market value of the stock subject to the SAR at the time of grant. The plan administrator may also impose restrictions or conditions upon the vesting of SARs that it deems appropriate. SARs may be paid in our common stock, in cash, in a combination of cash and stock, or in any other form of legal consideration approved by the plan administrator and set forth in the SAR agreement. SARs will be subject to the same conditions upon termination and restrictions on transfer as stock options under the 2015 Directors’ Plan.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to our common stock may be granted either alone or in addition to other stock awards under the 2015 Directors’ Plan. The plan administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator.

Clawback/Recovery

Stock awards granted under the 2015 Directors’ Plan will be subject to recoupment in accordance with any clawback policy we may be required to adopt pursuant to applicable law and listing requirements. In addition, the Board may impose such other clawback, recovery or recoupment provisions in any stock award agreement as it determines necessary or appropriate.

Changes to Capital Structure

In the event of certain capitalization adjustments, the plan administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2015 Directors’ Plan; (ii) the class(es) and maximum number of securities that may be awarded to any non-employee director; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Transactions

In the event of a transaction (as defined in the 2015 Directors’ Plan and described below), the Board will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board at the time of grant:

•

arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the transaction);

•	arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);

•	accelerate the vesting (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

•

cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the transaction, in exchange for such cash consideration or no consideration, as the Board may consider appropriate; and

•

make a payment, in such form as may be determined by the Board, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (B) any exercise price payable in connection with such exercise.

The Board is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the 2015 Directors’ Plan, a transaction will be deemed to occur in the event of a corporate transaction or a change in control. A corporate transaction generally means the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

A change of control generally means (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (iii) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets; or (iv) when a majority of the Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the members of the Board or their approved successors.

Change in Control

Under the 2015 Directors’ Plan, in the event that a non-employee director (i) is required to resign his or her position as a non-employee director as a condition of a change of control, or (ii) is removed from his or her position as a non-employee director in connection with a change of control, the outstanding stock awards held by such director will become fully vested and exercisable immediately prior to the effectiveness of such resignation or removal and contingent upon the effectiveness of such change in control.

Plan Amendments and Termination

The Board will have the authority to amend or terminate the 2015 Directors’ Plan at any time. However, except as otherwise provided in the 2015 Directors’ Plan, no amendment or termination of the 2015 Directors’ Plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2015 Directors’ Plan as required by applicable law and listing requirements.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2015 Directors’ Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over the amount, if any, paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Restricted Stock Unit Awards

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over the amount, if any, paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Stock Appreciation Rights

Under the 2015 Directors’ Plan, we may grant stock appreciation rights separate from any other award or in tandem with other awards under the 2015 Directors’ Plan.

Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise.

New Plan Benefits

As discussed in further detail above under the heading “Non-Discretionary Grants”, under our 2015 Directors’ Plan, on the date of the annual meeting of our stockholders, commencing with our 2015 annual meeting, any person who is then a non-employee director and has served as a non-employee director for at least six months prior to such annual meeting will be automatically granted a stock option to purchase 12,500 shares of our common stock. The following table summarizes the stock option awards that each of our non-employee directors will receive if they remain a director following our 2015 annual meeting.

Name	Number of Shares Underlying Options
J. Kevin Buchi	12,500
Deepika R. Pakianathan, Ph.D.	12,500
J. Leighton Read, M.D.	12,500
Gordon Ringold, Ph.D.	12,500
Isaac Stein	12,500
Joseph L. Turner	12,500

Required Vote and Board Recommendation

Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but will have no effect on the outcome of the vote.

The Board believes that approval of Proposal No. 4 is in our best interests and the best interests of our stockholders for the reasons stated above.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL NO. 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Ethics Committee has selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The Company is submitting the Audit and Ethics Committee’s selection of independent registered public accounting firm for ratification by the stockholders at the 2015 Annual Meeting of Stockholders. Ernst & Young LLP has audited the Company’s consolidated financial statements since the Company’s inception. The Company expects that representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions.

Required Vote

Neither the Bylaws nor any other governing document or law requires that the stockholders ratify the selection of Ernst &Young LLP as the Company’s independent registered public accounting firm. However, the Company is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit and Ethics Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit and Ethics Committee in its discretion may change the appointment at any time during the year if the Audit and Ethics Committee determines that such a change would be in the best interests of Alexza and its stockholders.

If a quorum is present and voting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting on the proposal will be required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Principal Accountant Fees and Services

In connection with the audit of the 2014 financial statements, the Company entered into an engagement agreement with Ernst & Young LLP that sets forth the terms by which Ernst & Young LLP will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures.

The following table presents aggregate fees billed for professional audit services rendered by Ernst & Young LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2014 and 2013, and aggregate fees billed for other services rendered by Ernst & Young LLP during those periods.

	2014	2013
Audit fees(1)	$1,388,104	$915,065
Tax fees(2)	33,000	37,500
All other fees	2,000	1,370

Total	$1,423,104	$953,935

(1)

Audit fees consisted of professional services rendered by Ernst & Young LLP for the integrated audits of our annual consolidated financial statements, including the audit of the consolidated financial statements, the audit of internal control over financial reporting, the review of unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q, and consultation regarding financial accounting and reporting standards billed as audit services, as well as assistance with and review of our Registration Statement filings on Form S-3 and Form S-8 filed with the SEC.

(2)	Tax fees consisted of income tax return preparation fees.

Pre-approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit and Ethics Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit and Ethics Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will discuss with the Audit and Ethics Committee the services expected to be rendered by the independent registered public accounting firm during that year for each of four categories of services.

1. Audit services include audit work performed in the preparation of financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including consultation regarding the proper application of financial accounting and/or reporting standards.

2. Audit related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent registered public accounting firm’s tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, tax advice and tax return preparation. The Company retains its independent registered public accounting firm for corporate income tax return preparation.

4. Other services include those associated with services not captured in the other categories. The Company generally does not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit and Ethics Committee pre-approves all audit and permissible non-audit services to be provided by its independent registered public accounting firm.

The Audit and Ethics Committee pre-approved all audit related, tax and other services rendered in 2014 and did not rely on the waiver of pre-approval requirement provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated under the Exchange Act.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

EXECUTIVE OFFICERS

Our executive officers as of April 24, 2015, are as follows:

Name	Age	Position
Thomas B. King	60	President, Chief Executive Officer and Director
Robert A. Lippe	50	Executive Vice President, Operations and Chief Operations Officer
Edwin S. Kamemoto, Ph.D.	61	Executive Vice President — R&D and Quality
Mark K. Oki	46	Senior Vice President, Finance, Chief Financial Officer, Secretary, Principal Financial Officer and Principal Accounting Officer

Thomas B. King. See Mr. King’s biography in Proposal Number 1 — Election of Directors.

Robert A. Lippe has served as our Executive Vice President, Operations and Chief Operations Officer since February 2014. From January 2011 to February 2014, Mr. Lippe served as the Head of Global Operations & Operational Excellence at Ironwood Pharmaceuticals, Inc. Mr. Lippe worked for Genentech, Inc. from 2002 to 2011. From October 2007 to January 2011, Mr. Lippe served as the Head of Manufacturing for Genentech’s Vacaville Operations. From May 2002 until October 2007, Mr. Lippe held multiple positions in strategic operations, drug substance and drug product manufacturing, and facilities. Prior to joining Genentech, Mr. Lippe spent ten years at Lawrence Livermore National Laboratory and six years as an officer in the U.S. Coast Guard. Mr. Lippe received his M.P.H. and M.B.A. degrees from the University of California, Berkeley, and received a B.S. degree in marine engineering from the United States Coast Guard Academy.

Edwin S. Kamemoto, Ph.D. has served as our Executive Vice President, R&D and Quality since April 28, 2015. Dr. Kamemoto was our Senior Vice President, Regulatory Affairs since June 2014 and prior to that time, he was our Vice President, Regulatory Affairs since July 2012. He joined the Company in March 2006 as Associate Director, Regulatory Affairs, and was promoted to Director, Regulatory Affairs in January 2007, to Senior Director, Regulatory Affairs in June 2008, and to Executive Director, Regulatory Affairs in January 2010. From September 2004 to March 2006, Dr. Kamemoto was a consultant for CATO Research, a contract research organization. From 1995 to 2004, he held various scientific and regulatory affairs managerial positions at Nektar Therapeutics, a publicly traded biopharmaceutical company. He also held previous scientific-related positions at Glycomed and Celtrix Pharmaceuticals, both publicly traded biopharmaceutical companies. Dr. Kamemoto received a Ph.D. in biochemistry from UCLA, completed a postdoctoral fellowship in the Department of Pharmacology at Stanford University, and received a B.S. in chemistry and biology from the University of Hawaii.

Mark K. Oki, CPA (Inactive) has served as our Senior Vice President, Finance and Chief Financial Officer since July 2012, as our Principal Accounting Officer since May 2010 and as our Principal Financial Officer and Secretary since December 2011. Mr. Oki served as our Vice President, Finance and Controller from February 2010 to July 2012 and as our Controller from April 2006 to February 2010. From June 2001 to April 2006, Mr. Oki served as the Controller of Pharmacyclics, Inc., a publicly-traded development stage pharmaceutical company. From 1998 to 2001, Mr. Oki held several positions, most recently as Assistant Controller, at Incyte Genomics, Inc., now Incyte Corporation, a publicly-traded company. From 1992 to 1997, Mr. Oki held several positions at Deloitte & Touche LLP, a public accounting firm. Mr. Oki received a B.S. in business administration with a concentration in accounting from San Jose State University.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s common stock as of April 24, 2015 by (i) each stockholder that is known or believed by the Company to beneficially own more than 5% of the common stock as of such date, (ii) each of the Company’s named executive officers named in the Summary Compensation Table, (iii) each director and nominee for director and (iv) all named executive officers and directors as a group.

Percentage of ownership is based upon 19,404,697 shares outstanding as of April 24, 2015. Beneficial ownership is calculated based upon SEC requirements. All shares of common stock subject to stock options, or warrants currently exercisable or exercisable within 60 days after April 24, 2015 are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such stock options, or warrants, but are not deemed to be outstanding for computing the percentage of ownership of any other person. Unless otherwise indicated below, the Company believes each stockholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Beneficial Owner	Number of Shares Outstanding	Shares Issuable Pursuant to Stock Options or Warrants Exercisable Within 60 Days of April 24, 2015		Percentage of Shares Beneficially Owned(1)
5% Stockholders
Grupo Ferrer Internacional, S.A.(2)	2,241,935	—		11.6%
Entities affiliated with Lansdowne Partners Austria GmbH(3)	1,739,389	—		9.0%
BlackRock, Inc.(4)	1,390,794	—		7.2%

Named Executive Officers and Directors
James V. Cassella, Ph.D.	18,745	86,108		*
Edwin S. Kamemoto Ph.D.(5)	2,862	69,153
Thomas B. King(6)	73,647	128,863	(7)	1.00%*
Robert A. Lippe	—	13,541
Mark K. Oki	13,713	92,417		*
J. Kevin Buchi	—	11,250		*
Deepika R. Pakianathan, Ph.D.(8)	99,625	16,009		*
J. Leighton Read, M.D.(9)	3,491	16,009		*
Gordon Ringold, Ph.D.(10)	34,246	16,009		*
Isaac Stein(11)	15,838	16,009		*
Joseph L. Turner	1,050	13,509		*
All directors and named executive officers as a group (11 persons)(12)	263,217	478,877		3.7%

*	Less than 1% of our outstanding common stock.

(1)	This table is based upon information supplied by named executive officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.

(2)	Based solely upon a Schedule 13G filed with the SEC on November 3, 2014. The address for Grupo Ferrer Internacional, S.A. is Avenida Diagonal 549, 5th Floor, E-08029 Barcelona, Spain.

(3)	Based solely upon a Schedule 13G filed with the SEC on February 17, 2015, reflecting 1,739,389 shares of common stock held by Lansdowne Investment Company Limited (“LICL”) that may be deemed to be beneficially owned by Lansdowne Partners Austria GMBH (“LPA” together with LICL, “Lansdowne”). Each of LPA and LICL reported shared voting power and shared dispositive power on the aforementioned Schedule 13G. The address for Lansdowne Partners Austria GmbH is Wallnerstrabe 3/21, 1010 Vienna, Austria.

(4)	Based solely upon a Schedule 13G filed with the SEC on January 12, 2015. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.

(5)	Excludes 6,250 unvested RSUs.

(6)	Includes 33,647 shares held by the Thomas and Beth King 2000 Family Trust, of which Mr. King and his spouse are trustees and have shared voting and dispositive powers over the shares.

(7)	Includes a warrant to purchase 5,819 shares held by Mr. King and 123,044 options held by Mr. King that vest within 60 days of April 24, 2015.

(8)

Includes 658 shares held by Dr. Pakianathan. Includes 97,988 shares held by Delphi Ventures VI, L.P. and 979 shares held by Delphi BioInvestments VI, L.P. (together, the “Delphi Funds”). Dr. Pakianathan is a managing member of Delphi Management Partners VI, LLC, which is the general partner of each of the Delphi Funds, and she shares voting and investment power over the shares held by these entities. She disclaims beneficial ownership of the shares held by these entities, except to the extent of her proportionate pecuniary interest therein.

(9)	Dr. Read disclaims beneficial ownership as to 3,125 of the 12,026 options listed, which were granted to him prior to January 1, 2008 while he was a managing member of Alloy Ventures 2002, L.L.C.

(10)

Includes 32,392 shares held by Dr. Ringold. Includes 927 shares held by the Gordon Ringold and Tanya Zarucki 1999 Reversible Trust, of which Dr. Ringold and his spouse are trustees, and 927 shares held by Gordon Ringold and Tanya Zarucki.

(11)	Includes 15,838 shares held by The Stein 1995 Revocable Trust, of which Mr. Stein and his spouse are trustees, with respect to all of such shares Mr. Stein shares voting and investment powers.

(12)	See notes (5) through (11).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

To the Company’s knowledge, based solely upon its review of the copies of such reports furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to its officers, directors and ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

The following discussion and analysis of compensation arrangements of our named executive officers for our fiscal years ended December 31, 2012, 2013 and 2014 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

Our executive officer compensation program is intended to meet four principal objectives: (1) attract, reward and retain individuals with the skills we believe are necessary for us to achieve our corporate goals in the competitive market in which we operate our business; (2) motivate employees to stretch their capabilities and individual contributions to achieve and exceed company objectives; (3) provide equity compensation to align actions and decisions with stockholder value creation; and (4) create a direct link between the Company’s performance, individual contribution and rewards. To meet these objectives, we have adopted the following overriding philosophy:

•	We will pay base cash compensation and equity compensation that is competitive with the practices of other comparable pharmaceutical and biotechnology companies; and

•	We will pay for performance by:

•	setting aggressive performance goals for our named executive officers rewarded through an annual cash incentive bonus program that is based upon achievement of these goals; and

•

providing significant long-term incentives in the form of stock options and RSUs, in order to align the interests of our executive officers with those of our stockholders and to retain the leadership ability we believe are necessary to increase long-term stockholder value.

Our philosophy guides our Compensation Committee in assessing the proper allocation between long-term compensation, current cash compensation and short-term bonus compensation and in determining the particular elements of compensation that will be used. Other considerations include our business objectives (including long term financial measures, financing goals, corporate development milestones, production and manufacturing milestones, and other strategic objectives), the Compensation Committee’s fiduciary and corporate responsibilities (including internal equity considerations and affordability, particularly in light of our cash resources and requirements), competitive practices and trends, and regulatory requirements.

Our Compensation Committee has not adopted any specific policies for allocating compensation between long-term and current compensation, between cash and non-cash compensation, or among other different forms of compensation. Commensurate with our philosophy of linking executive officer compensation and corporate performance, our Compensation Committee believes that a greater component of compensation for our named executive officers relative to other employees should be performance-based.

Based on this philosophy, we have an executive officer compensation program that consists of cash and equity awards with short and long-term components and fixed and contingent components, in proportions we believe are appropriate to motivate, reward and retain our named executive officers, align actions and decisions with stockholder value creation, and create a direct link between the Company’s performance, individual contribution and rewards.

Role of Our Compensation Committee and Executives in Establishing Compensation

Our compensation program for our named executive officers is overseen and administered by our Compensation Committee, which is comprised entirely of independent directors. The Compensation Committee acts on behalf of the Board to oversee, review, and approve or recommend for adoption the Company’s compensation strategy, policies, plans and programs. In fulfilling these responsibilities, the Compensation Committee:

•	reviews best practices and market trends in executive compensation and modifies our programs to support our business goals and strategies;

•	conducts risk assessments of the compensation programs;

•	aligns compensation decisions with corporate objectives and strategies; and

•	approves the annual quantitative and qualitative goals relevant to the compensation of our named executive officers and other executive officers.

The Compensation Committee annually reviews our named executive officers’ compensation and recommends to our Board what it believes to be the appropriate compensation level for each compensation component in light of the Company’s compensation philosophy. The Compensation Committee’s most recent review occurred in December 2014.

The Compensation Committee meetings have typically included, for all or a portion of each meeting, the committee members and the President and Chief Executive Officer, Mr. King. The Compensation Committee reviews the individual performance of the named executive officers with the assistance of Mr. King. For compensation decisions, including decisions regarding the grant of long-term incentive compensation relating to the named executive officers (other than for Mr. King), the Compensation Committee considers, but is not bound by, the recommendations of Mr. King. Decisions with respect to the compensation of Mr. King are made in executive sessions of the Compensation Committee not attended by Mr. King. The Compensation Committee discusses Mr. King’s compensation package with him, but makes decisions with respect to Mr. King’s compensation without him present. The Compensation Committee has the ultimate authority to recommend items to the Board with respect to the compensation of our named executive officers.

The Compensation Committee has delegated to Mr. King the authority to grant long-term incentive awards to employees below the level of vice president under guidelines set by the Compensation Committee, which guidelines set ranges and maximum grant amounts based on the employee’s position and salary within the Company. All such stock option grants are then ratified by the Board. The Compensation Committee also has authorized Mr. King to make salary adjustments for all employees below the level of vice president under guidelines approved by the Compensation Committee. The Compensation Committee has not delegated any of its authority with respect to the compensation of our named executive officers.

Compensation Consultants

The Compensation Committee has the authority to engage its own independent advisors to assist in carrying out its responsibility. In 2013, the Compensation Committee retained Radford to advise on selected aspects of executive compensation. Specifically, Radford was retained to (i) evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals, (ii) assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy and (iii) develop a comparative group of companies to perform analyses of competitive performance and compensation levels. In 2014, the Compensation Committee determined that market conditions did not significantly change from 2013 and that its compensation strategy continued to align with the overall company strategy and, therefore, continued to utilize the 2013 Radford analysis in setting compensation.

In February 2015, the Compensation Committee engaged The Croner Company as a compensation consultant for the fiscal year ended December 31, 2015 to support a comprehensive review of its executive compensation and non-employee director compensation programs. The Croner Company assisted the

Compensation Committee in a review of our current compensation philosophy in light of our strategic goals, articulation of an updated compensation peer group, assessment of current structure, mix and pay levels of our executive and non-employee director compensation plans. The Croner Company also provided support in evaluating the size of equity share pools needed for future equity plans to ensure that the Company can make equity awards that will attract and retain executive talent.

Benchmarking

Our Compensation Committee believes it is important to consider the compensation paid by comparable pharmaceutical and biotechnology companies when making compensation decisions. In determining each executive officer’s target total annual cash compensation (salary and bonuses) and equity compensation the Compensation Committee reviews similar compensation information from a group of peer companies located in biotechnology hubs. Mr. King reviews the criteria used to define the peer companies and makes recommendations regarding the inclusion or exclusion of companies based on his knowledge of the industry and the individual companies. In 2013, the peer group consisted of publicly-held pharmaceutical and biotechnology companies with products in the FDA approval process or small commercial organizations with revenues of less than $100 million, market capitalizations of between $75 million and $450 million, and fewer than 300 employees with which we believe we compete with for executive talent. The peer group in 2013 consisted of the following companies:

•	Affymax, Inc.

•	Cerus Corporation

•	Cypress Bioscience

•	Depomed, Inc.

•	Dyax Corporation

•	Dynavax Technologies Corporation

•	Genomic Health, Inc.

•	ISTA Pharmaceuticals, Inc.

•	Ligand Pharmaceuticals, Inc.

•	MAP Pharmaceuticals, Inc.

•	Medivation, Inc.

•	Orexigen Therapeutics, Inc.

•	Pain Therapeutics, Inc

•	Spectrum Pharmaceuticals, Inc.

•	Transcept Pharmaceuticals, Inc.

•	XenoPort, Inc.

•	Zalicus, Inc.

Data on the compensation practices of the above-mentioned peer group generally was gathered through the Radford Global Life Sciences Survey and review of the publicly available filings of these companies, including their respective proxy statements filed with the SEC. Peer group data was gathered with respect to base salary, bonus targets, actual payouts, total cash compensation and stock option awards.

In 2015 the Compensation Committee reviewed and approved an updated peer group. In 2015, the peer group consists of publicly-held pharmaceutical and biotechnology companies in drug delivery or repurposing of pharmaceutical products with revenues of less than $100 million, market capitalizations from $84 to

$660 million, fewer than 250 employees, and with which we believe we compete with for executive talent. We increased the market capitalization criteria of the peer group to reflect the higher valuations of biotechnology companies in the current market and reduced the number of employees criteria to reflect companies closer to our current size. We believe the change in these criteria did not affect the recommended compensation levels. The peer group for 2015 consists of the following companies:

•	AcelRx Pharmaceuticals

•	Alimera Science

•	Apricus Biosciences

•	Aradigm

•	Cerus

•	Corcept Therapeutics

•	Discovery Laboratories

•	DURECT Corporation

•	Dynavax Technologies

•	Exelixis

•	Inovio Pharmaceuticals

•	Minerva Neurosciences

•	Vivus

•	XenoPort

•	Zogenix

•	Zosano Pharma

In addition to the above peer group, the Compensation Committee reviewed data from the Radford Global Life Sciences Survey and the Top 5 Data Services 2014 Board Compensation in the Life Sciences Industry.

This comparative compensation information described above is just one of several analytic tools that our Compensation Committee uses in setting executive officer compensation. Such information is used solely as a point of reference for measurement and not as a determinative factor. The Compensation Committee also considers internal pay equity and the individual performance of our named executive officers, as well as general economic factors including the cost of living. As compared to our identified peer companies, we target base salary at the 50th percentile, total cash compensation at the 65th – 75th percentile and total compensation at the 65th – 75th percentiles. For our named executive officers, as compared to the peer companies, base salaries were between 75% and 126% of the 50th percentile, total cash compensation was between 76% and 110% of the 75th percentile and total compensation was between 41% and 70% of the 75th percentile

Consideration of Say-on-Pay Results

The Compensation Committee considered the results of the 2014 advisory votes on executive compensation in connection with the discharge of its responsibilities. Because approximately 93% of our stockholders voting on the “say on pay” proposal approved the compensation of our named executive officers described in our proxy statement in 2014, the Compensation Committee did not implement significant changes to our executive compensation program as a result of the stockholder advisory vote. In accordance with the preference indicated by more than 82% of the votes cast regarding the frequency of future advisory votes on executive compensation, the Board decided that future advisory votes on executive compensation would be submitted to stockholders every three years. Accordingly, the next advisory vote on executive compensation would occur at the 2017 annual meeting of stockholders. The Compensation Committee will continue to consider the outcome of the Company’s advisory votes on executive compensation when making future compensation decisions for the named executive officers.

Basis for Historical and Future Compensation Policies and Decisions

In arriving at the amount and types of initial compensation for each of our named executive officers, the Compensation Committee considers the following factors:

•	the individual’s particular background and circumstances, including prior relevant work experience;

•	the individual’s role with us and the compensation paid to persons holding similar roles in the similarly situated companies represented in the compensation data that we review;

•	the demand for people with the individual’s specific expertise and experience;

•	performance goals and other expectations for the individual’s position;

•	comparison to our other executives having similar levels of expertise and experience; and

•	recommendations from our compensation consultants.

We annually re-assess the compensation of our named executive officers and determine whether any adjustments should be made. In determining whether to adjust the compensation of any of our named executive officers, we generally take into account the following factors:

•	our understanding of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities;

•	formal market data regarding base salary, cash incentives and equity compensation from surveys of pharmaceutical and biotechnology companies conducted by our compensation consultants;

•	the roles and responsibilities of our executives, including any increases or decreases in responsibilities; and

•	the contributions to our success and the performance of each named executive officer.

Components of Compensation

Our named executive officer compensation program consists of three principal components:

•

Base Salary. Salary for each of our named executive officers is based principally on an assessment of the executive officer’s current salary against individual performance and contribution to our overall strategic goals as well as comparable salaries at similar companies.

•

Bonus. With the exception of our Chief Executive Officer, Mr. King, annual cash bonuses are awarded to our named executive officers based on the achievement of individual and company-wide performance objectives as a percent of base salary as well as bonuses for similar positions at similar companies. Mr. King’s annual cash and semi-annual equity refresh awards are awarded based only on the achievement of company-wide performance objectives and not individual performance objectives.

•

Long-Term Incentive Compensation. Long-term incentive awards, comprised of stock option grants and RSUs, are designed to link incentive compensation to our long-term performance and to align our named executive officers’ interests with our stockholders’ interest, as well as promote the retention of our named executive officers. We award our named executive officers initial stock option grants and provide refresh awards in the form of stock options and RSUs.

We have selected these components because each is considered useful and necessary to meet one or more of the principal objectives of our compensation philosophy. For instance, base salary and bonus target percentage are set with the goal of attracting and retaining employees and adequately compensating and rewarding them for the services they perform. Our equity programs are geared toward providing incentives and rewards for the achievement of long-term business objectives and retaining key talent. We believe that these elements of compensation, when combined, are effective, and will continue to be effective, in achieving the objectives of our compensation program.

We have change of control agreements with each of our named executive officers that provide for severance benefits and for the acceleration of then unvested stock options and RSUs in the event of termination in connection with a change of control. These agreements are discussed below under the headings entitled “Severance and Change of Control Benefits” and “Potential Payments Upon Termination or Change of Control.” Additionally, we offer our named executive officers participation (with all other eligible employees) in our 401(k) Plan, Employee Stock Purchase Plan, and certain other benefits available generally to our employees.

The Compensation Committee reviewed the compensation program for 2014, 2013 and 2012, including each of the above elements. In setting compensation levels for a particular executive officer, the Compensation Committee takes into consideration the proposed compensation package as a whole and each element individually, as well as his expected future contributions to our business.

Base Salary

Base salary is the primary fixed component of our executive compensation program. We use base salary to compensate executives for services rendered during the calendar year, and to ensure that we remain competitive in attracting and retaining executive talent.

Upon joining us, each of our named executive officers received an offer letter that provided for an initial base salary. These initial salaries are the product of negotiation with the executive, but we generally seek to establish salaries that we believe are commensurate with the salaries paid to industry peers with comparable qualifications, experience, responsibilities and performance at similar companies. The Compensation Committee has also relied on its members’ collective experience in the marketplace for determining what they believe to be the market rate of salaries for executives of comparable companies.

Around fiscal year end, we review individual performance to, among other things, determine whether adjustments in base salary are necessary or appropriate. In establishing the 2012, 2013 and 2014 base salaries of our named executive officers, the Compensation Committee and Board took into account a number of factors, including the executive’s seniority, position, functional role, level of responsibility and individual performance during the previous year. The Compensation Committee and Board then reviewed these factors with reference to the compensation reports and in 2013, recommendations from Radford, to establish compensation for each executive that was in line with similarly positioned executives at comparable companies.

In 2012, in response to the Company’s uncertain financial position and in an effort to preserve cash balances, for the second consecutive year, the Company’s named executive officers did not receive an annual merit increase in base salary. Although we did not give merit-based increases in 2012, in July 2012, Dr. Cassella received a 4.8% increase as a result of his promotion to Executive Vice President, Research and Development and Chief Scientific Officer and Mr. Oki received a 3.9% increase as a result of his promotion to Senior Vice President, Finance and Chief Financial Officer. These increases reflected the increase in responsibilities for Dr. Cassella and Mr. Oki. In 2013, following the approval by the U.S. Federal and Drug Administration (FDA) to market ADASUVE in the United States, Mr. King, Dr. Cassella and Mr. Oki received merit increases of 8.8%, 4.3%, and 13.2%, respectively. These increases were to compensate Mr. King, Dr. Cassella and Mr. Oki for their contribution to the Company’s performance and achievement of corporate milestones in 2012 and to adjust salaries near the 50th percentile of peer companies. In 2014, following the commercial launch of ADASUVE, entering into a U.S. commercialization agreement and beginning commercial production of ADASUVE, Mr. King, Dr. Cassella and Mr. Oki received merit increases of 4%, 4.1% and 5%, respectively. These increases were to compensate Mr. King, Dr. Cassella and Mr. Oki for their contribution to the Company’s performance and achievement of corporate milestones in 2013 and to adjust salaries near the 50th percentile of peer companies. In 2014, Dr. Kamemoto received a merit increase of 5.9% and received a second 7% increase in base salary in connection with his promotion in June 2014 as the Company’s Senior Vice President, Regulatory Affairs and the increased responsibilities of this position.

Named Executive Officer	2012 Base Salary ($)	2013 Base Salary ($)	2014 Base Salary ($)
Thomas B. King	473,000	515,000	535,600
James V. Cassella, Ph.D.	333,827	365,000	380,000
Robert A. Lippe	n/a	n/a	380,000
Edwin S. Kamemoto, Ph.D.		255,000	290,000
Mark K. Oki	255,000	300,000	315,000

In December 2014, the Board approved salary increases for our named executive officers to be effective as of January 1, 2015. For 2015, Mr. Oki, Dr. Kamemoto and Mr. Lippe received merit increases of 3%, 5% and 2%, respectively. These increases were based on individual performance in 2014 and peer company data comparable salary data. Mr. King elected to forgo a salary increase for 2015 for cash conservation considerations. In April 2015, Dr. Kamemoto received an increase in his base salary to $350,000 in connection with his promotion to Executive Vice President, R&D and Quality. We will continue to review base salaries of our named executive officers on an annual basis and make adjustments to reflect individual performance-based factors, as well as or financial status. Historically, we have not applied, nor do we intend to apply, specific formulas to determine base salary increases.

Annual Cash Bonus Program

Our performance-based cash bonus program is designed to promote our interests and the interests of our stockholders by providing our named executive officers with the opportunity to earn annual cash bonuses based upon the achievement of aggressive pre-specified corporate and individual performance objectives, and to assist us in attracting and retaining executive talent.

Our annual cash bonus amounts are recommended by the Compensation Committee and approved by the Board, and these bonuses are ordinarily paid in a single installment in the first quarter of each year for performance in the prior year. Each named executive officer is eligible for a discretionary annual cash incentive payment up to a specified percentage of the named executive officer’s salary. The Board sets these target percentages at levels that, upon achievement of the target percentage, are likely to result in cash bonus payments that the Board believes to be approximately the level paid to high-performing executives of comparable companies in the pharmaceutical and biotechnology industries.

Annual Cash Bonus Plan

On March 22, 2012, the Board approved the adoption of the 2012 Cash Bonus Plan (the “2012 Bonus Plan”), on March 29, 2013, the Board approved the adoption of the 2013 Cash Bonus Plan (the “2013 Bonus Plan”) and on January 21, 2014 the Board approved the adoption of the 2014 Cash Bonus Plan (the “2014 Bonus Plan”, and collectively the “Bonus Plans”) for our employees, including our named executive officers. The Bonus Plans were adopted to motivate and retain our employees. Under the terms of the Bonus Plans, each employee is assigned a target bonus percentage of each employee’s current base salary (“TBP”) and payments are contingent upon the achievement of specified corporate objectives. We set our target bonus opportunities based on an evaluation by an outside compensation consulting firm of similar programs at similar companies.

The TBP is set to approximate the 50th - 75th percentile of target total cash compensation at strong performance with the opportunity to exceed these targets when aggressive performance goals are achieved. The following table outlines the TBP under the Bonus Plans for each level of employee of the Company:

Employment Level	Annual Target Bonus as a Percentage of Salary
Chief Executive Officer	60%
Executive Vice Presidents, Senior Vice Presidents and Vice Presidents	40%
Executive Directors	25%
Directors	20%
Managers	15%
Other Employees	10%

The Board set corporate goals for 2012, 2013 and 2014 (the “Year-End Objectives”). To pay any award to any employee under the Bonus Plans, including the named executive officers, the Company is required to achieve at least 70% of the respective Year-End Objectives, as determined by the Board. The Year-End Objectives for the 2012 Bonus Plan, 2013 Bonus Plan and 2014 Bonus Plan are outlined below.

	Corporate Goals	Metrics
2012
	• Prepare for ADASUVE Commercialization	Successful manufacturing scale-up
Gain NDA approval from FDA
Gain MAA approval from EMA
Execute against all post-approval regulatory commitments
	• Advance Alexza and its pipeline	Continue internal AZ-002 development (move AZ-002 to CPD, through DVT)
Enter into additional partnership agreements for ADASUVE and maintain current partnership
	• Corporate Governance	Maintain public company reporting compliance and administration

2013
	• US ADASUVE Commercialization	Production scale-up, with 50,000 units at the wholesaler
Execute U.S. post-approval regulatory commitments
Complete U.S. pre-commercialization for product launch with Ferrer
	• EU ADASUVE commercialization	Gain ADASUVE EMA approval
Support EU commercialization for product launch with Ferrer
Production scale-up, with 6-month lead time from Ferrer purchase orders
Execute EU post-approval regulatory commitments
	• Commercial manufacturing follow-on projects	Maintain stability and overall facility compliance program
Lower housing assembly — complete qualification / gain regulatory approval
Application-specific integrated circuit project — complete design cycle testing (“DCT”), supplier qualification, submit regulatory filing

	Corporate Goals	Metrics
	• Move AZ-002 in clinical development	Complete DCT, design verification testing and clinical trial materials
Initiate Phase 2a Proof-of-Concept clinical study
Re-establish toxicology test article manufacturing
• Conduct new product planning assessment for new pipeline candidates
	• Execute and maintain commercial partnership agreements	Maintain Ferrer partnership
Finalize US commercial strategy
Close additional non-US distributorship deals
	• Maintain public company reporting and administration	Complete required SEC filings and maintain SOX compliance
Maintain IP filings
Update employee systems, compensation philosophies and other compliance and administration items

2014
• ADASUVE Commercialization
• Develop plan to identify new HP supplier and develop integrated project plan to transition HP manufacture from Autoliv to alternate supplier by October 2016, execute to the plan
• Commercial manufacturing follow on projects
• Move AZ-002 into clinical development
• Conduct New Product Planning (NPP) assessment for new pipeline candidates
• Execute and maintain commercial partnership agreements
• Maintain public company reporting and administration

The amount payable to each employee is targeted at such employee’s TBP, but employees, including our named executive officers, may receive more or less than 100% of their TBP, based upon corporate goal achievement, individual performance and Board discretion. The amounts paid are weighted for each employee, including all our named executive officers, such that the Board’s determination of the achievement of the Year-End Objective accounts for 80% of the evaluation factor of the bonus potential for each employee, with the remaining 20% of the bonus being subject to the discretion of the Board. The computed bonus amount is then adjusted upward or downward to adjust for individual performance.

To receive a cash bonus, each individual employee must be actively employed by the Company on December 31, and be an employee in good standing. Employees hired after January 1, will have their cash bonus prorated based on the percentage of the time the employee worked at Alexza during the year.

On February 15, 2015, the Board approved the adoption of the 2015 Cash Bonus Plan (the “2015 Bonus Plan”). The 2015 Bonus Plan is structured similarly to the Bonus Plans. The Compensation Committee and the Board retain the discretion to (i) increase, reduce or eliminate the cash bonuses that otherwise might be payable to all employees, including the named executive officers, and (ii) structure future or additional bonus and/or equity incentives in a manner that they believe will appropriately motivate and reward our employees, including the named executive officers.

For 2015, the Year-End Objectives are:

	Corporate Goals	Metrics
2015	ADASUVE Profitability	Reduce overall direct and indirect costs of ADASUVE
Achieve manufacturing cycle time
Maintain overall manufacturing process average yield ≥85%
Execute on post-approval clinical studies, according to plans/budgets (PASS, DUS, and adolescent PK / efficacy studies)
	Pipeline development	Initiate AZ-002 Phase 2a study, complete AZ-002 P2a study, move AZ-002 toward P2b study
Initiate P2 study for second product candidate, complete P2 study for second product candidate, EOP2 FDA meeting for second product candidate
Complete third potential product candidate business plan, execute to the plan
	No major deficiencies identified during audits	No major deficiencies identified during ADASUVE FDA and EMA audits
No major deficiencies identified during other regulatory audits
No major deficiencies identified during financial/other business audits
	Employee engagement and communications	Incorporate individual career planning into individual goal-setting activity, review/update at mid-year
Achieve 1 activity/month with employee interaction activities/updates
Financial goals related to cash, capital raising and stock price

The cash bonuses paid to our named executive officers under the Bonus Plans is included in the Summary Compensation Table below. The Company expects that the cash bonuses payable for fiscal year 2015, if any, will be calculated in the manner set forth above and will vary depending on the extent to which the Company achieves the Year-End Objectives and the attainment of individual goals and performance ratings.

Long-Term Incentive Compensation

We believe that providing a portion of our total compensation package in stock options and RSUs aligns the incentives of our named executive officers with the interests of our stockholders by creating an incentive for our named executive officers to maximize stockholder value. The equity compensation program also is designed to encourage our named executive officers to remain employed with us.

At present, our long-term compensation program consists solely of the grant of stock options and RSUs subject to vesting conditions. We grant stock awards to our named executive officers through the Company’s 2005 Equity Incentive Plan, or the 2005 Plan. The 2005 Plan was established to provide our employees with an opportunity to participate, along with our other stockholders, in our long-term success and was designed to reward our employees for their hard work and commitment to the long-term success and growth of the Company. These stock awards are intended to produce significant value for each employee, including our named executive officers, if our performance is outstanding. The authority to make equity grants to our named executive officers rests with the Compensation Committee (subject to ratification by the Board). The Compensation Committee also considers the recommendations of Mr. King in determining stock option and RSU grant recommendations for the other named executive officers. Mr. King has the authority to make equity grants to employees below the level of Vice President, which are subsequently reviewed and ratified by the Board. The 2005 Plan will, if approved by our stockholders at the Annual Meeting, be replaced by the 2015 Plan, which is described in further detail under the heading “Proposal No. 2 — Approval of Alexza Pharmaceuticals, Inc. 2015 Equity Incentive Plan” above.

The Compensation Committee has not granted, nor does it intend in the future to grant, equity compensation awards to our named executive officers in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock. Similarly, the Compensation Committee has not timed, nor does it intend in the future to time, the release of material nonpublic information based on equity award grant dates. Also, because new equity compensation awards that are not subject to performance-based vesting typically vest over a four-year period, the value to recipients of any immediate increase in the price of our stock following a grant will be attenuated.

Under the 2005 Plan, initial grants of stock options are made to eligible to new employees, including our named executive officers, in connection with their commencement of employment. All initial grants have four-year vesting, with the first 25% vesting after one year of service and the remainder of the stock options vesting ratably on a monthly basis thereafter over three additional years. The number of shares subject to an initial grant is determined based on a variety of factors, including market data collected regarding the equity grant ranges for peer companies, Radford surveys of all U.S.-based biotechnology companies and our goal to award grants to new executive officers such that when combined with other compensation, such total compensation is at approximately at the 65th — 75th percentile of total compensation of executive officers of peer companies. However, the 2005 Plan limits the number of equity awards that can be granted to an individual, resulting in total compensation issued to our named executive officers falling below the 50th percentile of our peer companies. As noted above, the Compensation Committee also considers the recommendations of Mr. King in determining stock option grant recommendations for the other named executive officers.

Since our initial public offering, we have made stock option grants based on the closing market value of our stock as reported on The Nasdaq Global Market on the date of grant. In 2015, we began listing our common stock on The Nasdaq Capital Market. The exercise price of all future stock option grants shall be based on the closing market value of our stock as reported on The Nasdaq Capital Market. The value of the shares subject to our 2012, 2013 and 2014 stock option grants to named executive officers is reflected in the “Summary Compensation” and “2014 Grants of Plan-Based Awards” tables below.

Retention Incentives

We believe that in periods of significant uncertainty regarding the ability of the Company to continue operations, it is in the interest of the Company and its stockholders to incentivize our named executive officers and employees to remain motivated and employed with us. In March 2012, we executed a retention package to our named executive officers in the form of cash and equity.

The cash portion of the retention package was subject to the terms of a Retention Bonus letter agreement (the “Retention Agreement”) entered into with each named executive officer and was payable if such named executive officer remained with the Company and satisfactorily performed all tasks and responsibilities through May 11, 2012. Under the terms of the Retention Agreements, if the Company terminated the employment of a named executive officer prior to May 11, 2012 for reasons other than misconduct or poor performance, such named executive officer would receive a pro-rated portion of the cash payment.

The equity portion of the retention package was RSUs. The grant of the RSUs was conditioned upon the acceptance by the named executive officers of an officer RSU retention grant letter agreement (the “RSU Agreement”), and were made on March 22, 2012. The RSUs were granted under and in accordance with the terms and conditions of the Company’s 2005 Equity Incentive Plan and the Form of Notice of Grant of Award and Stock Unit Award Agreement previously filed with the SEC. Pursuant to the RSU Agreements, the RSUs vested in their entirety on June 5, 2012.

The cash bonuses paid to our named executive officers as a retention incentive on May 11, 2012 is included in the Summary Compensation Table below. We have not provided retention incentives since 2012.

Severance and Change of Control Benefits

Each of our named executive officers has entered into an agreement which provides for severance benefits and for the acceleration of then unvested equity awards in the event of termination in connection with a change of control. Pursuant to the terms of the agreements, if the named executive officer’s employment is terminated without cause or terminated by the named executive officer for good reason within three months before or 12 months following a change of control, and the named executive officer agrees to sign a general release of claims in favor of the Company, then the named executive officer is entitled to the following benefits:

•	acceleration of vesting of all of the named executive officer’s outstanding unvested stock options to purchase common stock and unvested RSUs;

•

payment in a lump sum of the named executive officer’s annual base salary plus the greater of the bonus paid for the latest completed fiscal year or the target bonus for the year in which the notification of the named executive officer’s termination of employment occurs; and

•	payment in a lump sum of an amount equal to the amount of the named executive officer’s out of pocket costs to continue group health insurance benefits under COBRA for 18 months.

The severance compensation payable under the employment agreements are described in more detail under the heading “Potential Payments Upon Termination or Change of Control” below.

In our industry, there is a high level of merger and acquisition activity, and the executive officers of companies engaged in merger and acquisition activity are often terminated or have their responsibilities reduced upon the change of control. In certain scenarios, the potential for a merger or being acquired may be in the best interests of our stockholders. We provide these benefits to ensure that, in the event of a change of control, our named executive officers will not have any personal incentive to resist a change of control that is approved by our Board and stockholders and will be incentivized to remain with us through, and to facilitate, the closing of any such transaction. We believe this benefit is comparable to such severance benefits provided by companies in our industry and is appropriate and necessary to retain the individuals with the skills we believe are necessary for us to achieve our goals.

Other Benefits

Our named executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance, employee stock purchase plan and our 401(k) plan, in each case on the same basis as our other employees. We offer these benefits because they are consistent with those provided by our peer companies and we believe that offering them is necessary to attract and retain high quality employees.

Perquisites

Robert A. Lippe, our Executive Vice President, Operations and Chief Operations Officer, resides outside of the San Francisco Bay Area and as such, we provide him with a monthly housing supplement over two years in lieu of the relocation supplement that was outlined in his original employment offer letter. This two year housing supplement is approximately equal to the value of the relocation supplement that was originally offered to Mr. Lippe. This amount is reflected in the Summary Compensation Table. The value for this perquisite to Mr. Lippe was $95,575.03 during 2014.

Evaluation of our Compensation Strategy

Our compensation strategy is necessarily tied to our stage of development. Accordingly, the specific direction, emphasis and components of our executive officer compensation program continue to evolve in parallel with the evolution of our business strategy. Our Compensation Discussion and Analysis will, in the future, reflect these evolutionary changes as deemed appropriate by the Compensation Committee. In 2013, our Compensation Committee worked with Radford to conduct a comprehensive review of our then current compensation philosophy and past practices, benchmarked us against our peers, and proposed a going-forward, broad-based compensation and benefit strategy and executional tactics. In 2015, our Compensation Committee worked with The Croner Company to again perform a comprehensive review of our compensation philosophy and past practices. The results of this review did not significantly change the compensation philosophy utilized by the Compensation Committee.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code (the “Code”) limits our deduction for federal income tax purposes to not more than $1 million of compensation paid to specified executive officers in a taxable year. Compensation above $1 million may be deducted if it is performance-based compensation within the meaning of Section 162(m). Stock option awards under the 2005 Plan, to the extent our Board or the committee of our Board granting such stock awards is composed solely of “outside directors,” are performance-based compensation within the meaning of Section 162(m) and, as such, are fully deductible. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. The Compensation Committee intends to continue to evaluate the effects of the compensation limits of Section 162(m) and to grant compensation awards in the future in a manner consistent with the best interests of our company and our stockholders. To date, no compensation has been awarded in excess of the Section 162(m) limits.

Section 409A of the Code addresses the tax treatment of nonqualified deferred compensation benefits and provides for significant taxes and penalties in the case of payment of nonqualified deferred compensation. We currently intend to structure our executive compensation programs to avoid triggering these taxes and penalties under Section 409A.

Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) topic 718, we are required to estimate and record an expense for each award of equity compensation, including stock options, over the vesting period of the award. The Board has determined to retain for the foreseeable future our stock option program as the sole component of its long-term compensation program, and, therefore, to record this expense on an ongoing basis according to FASB ASC topic 718. The Compensation Committee may in the future consider the grant of restricted stock or other equity-based awards to our named executive officers in lieu of stock option grants.

Compensation Policies and Practices as They Relate to Risk Management

The Company believes that risks arising from its compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive officer compensation do not encourage management to assume excessive risks.

The Compensation Committee has reviewed the elements of executive officer compensation to determine whether any portion of executive officer compensation encouraged excessive risk taking and concluded:

•

significant weighting towards long-term incentive compensation discourages short-term risk taking, including use of performance-based and multi-year vesting for equity awards which compromise the majority of compensation awards;

•	goals are set to focus mainly on key deliverables related to the overall success of the Company’s product development rather than individual components;

•	vesting conditions imposed on stock option awards after performance targets are reached discourage short-term risk taking;

•	incentive awards are benchmarked to calculate reasonable overall compensation;

•

retention incentive awards are comprised of cash and equity and are intended to encourage our executive officers and employees to remain with the Company during times of uncertainty and to align the executive officers’ interest with those of the Company’s stockholders; and

•

as a pharmaceutical business, the Company does not face the same level of risks associated with compensation for employees at financial services companies (traders and instruments with a high degree of risk).

Summary

Through the compensation arrangements described above, a significant portion of our executive officer compensation program is contingent upon individual and company-wide performance, and realization of benefits by our named executive officers is closely linked to increases in long-term stockholder value. We remain committed to this philosophy of pay-for-performance, recognizing that the competitive market for talented executive officers and the volatility of our business may result in highly variable compensation during any given annual period.

Summary Compensation Table

The following table sets forth for the fiscal years ended December 31, 2014, 2013 and 2012, respectively, the compensation awarded or paid to, or earned by, our principal executive officer, our principal financial officer and our three other most highly compensated executive officers serving as executive officers at December 31, 2014. We refer to these persons as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Thomas B. King	2014	535,600	—	149,325	—	241,181	1,500		927,606
	2013	525,956	—	175,194	—	275,010	1,500		977,660
	2012	473,169	99,819	85,084	84,620	354,877			997,750

James V. Cassella, Ph.D.(5)	2014	380,000	—	149,325	—	135,690	1,500		666,515
	2013	384,311	—	112,840	74,739	129,940	1,500		703,330
	2012	340,669	70,424	89,991	72,658	210,000			783,742

Robert A. Lippe(6)	2014	314,231	—	186,980	—	102,266	97,075	(7)	700,552

Edwin S. Kamemoto, Ph.D.	2014	290,000	—	71,676	—	91,640	1,500		454,816
Mark K. Oki	2014	315,000	—	149,325	—	59,724	1,500		525,549
	2013	310,799	—	175,190	204,750	106,800	1,500		799,039
	2012	252,551	48,561	89,030	63,761	106,000			559,903

(1)

Represents a retention bonus approved by the Board and paid to executive officers, not pursuant to the 2012 Bonus Plan so long as such executive officer remained with the Company and satisfactorily performed all tasks and responsibilities through May 11, 2012.

(2)	Represents aggregate grant date fair value computed in accordance with FASB ASC Topic 718 (“Topic 718”).

(3)

Represents cash bonuses earned under the 2012 Bonus Plan, 2013 Bonus Plan or the 2014 Bonus Plan. Cash bonuses earned in 2012 were paid in 2012 and 2013. Cash bonuses earned in 2013 were paid in 2014. Cash bonuses earned in 2014 were paid in 2015. See the discussion under the heading “Compensation Discussion and Analysis” for descriptions of the 2012 Bonus Plan, the 2013 Bonus Plan and the 2014 Bonus Plan.

(4)	Unless otherwise indicated, amounts in this column represent our matching contribution to the named executive officer’s 401K plan account.

(5)	Dr. Cassella resigned from the Company in January 2015.

(6)	Mr. Lippe’s employment with us began in February 2014. Mr. Lippe did not earn any compensation from us in 2013 or 2012.

(7)	Amount includes $95,575.03 housing supplement.

2014 Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards (6)
		Threshold ($)	Target ($)(2)	Maximum ($)(3)
Thomas B. King	1/21/2014		321,360	401,700
	6/27/2014				50,000	4.57	149,325
James V. Cassella, Ph.D.	1/21/2014		152,000	190,000
	6/27/2014				50,000	4.57	149,325
Robert A. Lippe	2/24/2014		129,200	161,500
	2/24/2014				50,000	5.46	186,980
Edwin S. Kamemoto, Ph.D.	1/21/2014		116,000	145,000
	6/27/2014				24,000	4.57	71,676
Mark K. Oki	1/21/2014		126,000	157,500
	6/27/2014				50,000	4.57	149,325

(1)

These columns show the possible target and maximum cash bonus payments to the named executive officers for the year ended December 31, 2014 under our 2014 Bonus Plan, which is described in more detail in the heading “Compensation Discussion and Analysis.” The actual cash bonus awards earned by the named executive officers for the year ended December 31, 2014 are set forth in the Summary Compensation Table above under the column entitled “Non-Equity Incentive Plan Compensation,” and the amounts set forth in these columns do not represent additional compensation paid to or earned by the named executive officers for the year ended December 31, 2014.

(2)	Target numbers are based on 60% of the 2014 salary for Mr. King and 40% of the 2014 salary for the remaining named executive officers.

(3)	Maximum number is based on 25% of target for potential individual “multiplier.” The named executive officer may earn the multiplier based on the individual performance of such named executive officer.

(4)

This column shows the number of shares underlying stock options granted to the named executive officers during the year ended December 31, 2014 under our 2005 Plan. Stock option award vests 25% upon the first anniversary of the stock option’s grant date and the remaining 75% in equal monthly installments over the next 36 months, subject to the grantee’s continued employment with Alexza through such vesting dates.

(5)

This column shows the exercise price of the stock options granted to our named executive officers during the year ended December 31, 2014, which equals the fair value of our common stock on the date of grant.

(6)	Represents aggregate grant date fair value computed in accordance with FASB ASC Topic 718 (“Topic 718”).

Narrative Disclosure to Compensation Table and Grants of Plan-Based Awards Table

The value and amount of stock options granted to our named executive officers reflect semi-annual, or “refresh,” stock option grants and the initial stock option grants issued to Mr. Lippe and Dr. Kamemoto upon their becoming executive officers with the Company in 2014. The amount of salary and bonus for each of our named executive officers in proportion to his total compensation, and the factors that the Compensation Committee considered in determining the proportion, are discussed under the heading “Compensation Discussion and Analysis” above.

We have not entered into employment agreements with any of the named executive officers, but each named executive officer is party to an agreement that provides for severance benefits and for the acceleration of then unvested stock options and RSUs in the event of termination in connection with a change of control. These agreements are described in more detail under the heading “Potential Payments Upon Termination of Change of Control” below.

2014 Outstanding Equity Awards at Fiscal Year-End Table

The following table includes certain information with respect to all unexercised stock options and unvested RSUs previously awarded to our named executive officers through the fiscal year ended December 31, 2014. The number of securities underlying unexercised stock options and unvested RSUs at December 31, 2014 includes stock options and RSUs granted under our stockholder approved equity incentive plans.

		Stock Options				Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Thomas B. King	2/22/2011(5)	3,858	—	12.30	2/22/2021
	2/22/2011(5)	113	—	12.30	2/22/2021
	2/22/2011(5)	2,984	—	12.30	2/22/2021
	2/22/2011(5)	775	—	12.30	2/22/2021
	2/22/2011(5)	184	—	12.30	2/22/2021
	2/22/2011(5)	678	—	12.30	2/22/2021
	2/22/2011(5)	6,193	—	12.30	2/22/2021
	2/22/2011(5)	625	—	12.30	2/22/2021
	2/22/2011(5)	1,048	—	12.30	2/22/2021
	2/22/2011(5)	4,652	—	12.30	2/22/2021
	2/22/2011(5)	201	—	12.30	2/22/2021
	2/24/2009(6)	5,453	—	21.00	2/24/2019
	12/28/2009(6)	9,921	—	23.70	12/28/2019
	7/28/2011(7)	795	—	15.30	7/28/2021
	7/28/2011(7)	18,781	—	15.30	7/28/2021
	7/26/2012(7)	12,500	19,792	3.47	7/26/2022
	7/26/2012(7)	1,157	—	3.47	7/26/2022
	5/21/2013(7)	9,488	12,811	4.42	5/21/2023
	5/21/2013(7)	25,086	2,616	4.42	5/21/2023
	6/27/2014		50,000	4.57	6/27/2024

		Stock Options				Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)
James V. Cassella, Ph.D.	9/1/2005	2,711		13.80	9/1/2015
	2/24/2009(6)	2,727		21.00	2/24/2019
	12/28/2009(6)	4,962		23.70	12/28/2019
	7/28/2011(7)	5,148		15.30	7/28/2021
	7/28/2011(7)	14,841		15.30	7/28/2021
	7/26/2012(7)	6,260	9,896	3.47	7/26/2022
	7/26/2012(7)	8,844		3.47	7/26/2022
	7/26/2012(7)	3,750	5,938	3.47	7/26/2022
	7/26/2012(7)	690		3.47	7/26/2022
	5/21/2013(7)	13,134	10,938	4.42	5/21/2023
	5/21/2013(7)	8,133		4.42	5/21/2023
	6/27/2014		50,000	4.57	6/27/2024
	2/22/2011(5)	2,167		12.30	2/22/2021
	2/22/2011(5)	879		12.30	2/22/2021
	2/22/2011(5)	1,870		12.30	2/22/2021
	2/22/2011(5)	2,727		12.30	2/22/2021
	2/22/2011(5)	576		12.30	2/22/2021
	2/22/2011(5)	398		12.30	2/22/2021
	2/22/2011(5)	71		12.30	2/22/2021
	2/22/2011(5)	906		12.30	2/22/2021
	2/22/2011(5)	117		12.30	2/22/2021
	2/22/2011(5)	218		12.30	2/22/2021
	2/22/2011(5)	412		12.30	2/22/2021
	2/22/2011(5)	79		12.30	2/22/2021

Robert A. Lippe	2/24/2014		50,000	5.46	2/24/2024

Edwin S. Kamemoto	2/22/2011(5)	451		12.30	2/22/2021
	2/22/2011(5)	666		12.30	2/22/2021
	2/22/2011(5)	510		12.30	2/22/2021
	2/22/2011(5)	75		12.30	2/22/2021
	2/22/2011(5)	37		12.30	2/22/2021
	2/22/2011(5)	37		12.30	2/22/2021
	2/22/2011(5)	250		12.30	2/22/2021
	2/22/2011(5)	30		12.30	2/22/2021
	2/22/2011(5)	15		12.30	2/22/2021
	7/28/2011(7)	8,437		15.30	7/28/2021
	7/28/2011(7)	1,562		15.30	7/28/2021
	7/26/2012(7)	9,062	5,938	3.47	7/26/2022
	7/26/2012(7)	3,020	1,980	3.47	7/26/2022
	5/21/2013(7)	18,362	5,469	4.42	5/21/2023
	5/21/2013(7)	19,919		4.42	5/21/2023
	6/27/2014		24,000	4.57	6/27/2024
	5/21/2013				5/21/2023	6,250	6,252.98

		Stock Options				Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)
Mark K. Oki	6/12/2009	750		17.30	6/12/2019
	3/25/2010	3,186		27.60	3/25/2020
	3/25/2010	71		27.60	3/25/2020
	2/22/2011(5)	488		12.30	2/22/2021
	2/22/2011(5)	2,666		12.30	2/22/2021
	2/22/2011(5)	375		12.30	2/22/2021
	2/22/2011(5)	500		12.30	2/22/2021
	2/22/2011(5)	35		12.30	2/22/2021
	2/22/2011(5)	15		12.30	2/22/2021
	7/28/2011(5)	3,890		12.30	7/28/2021
	7/28/2011(5)	7,109		12.30	7/28/2021
	7/26/2012(7)	6,251	9,896	3.47	7/26/2022
	7/26/2012(7)	8,853		3.47	7/26/2022
	7/26/2012(7)	2,500	3,959	3.47	7/26/2022
	7/26/2012(7)	3,541		3.47	7/26/2022
	5/21/2013(7)	15,117	10,938	4.42	5/21/2023
	5/21/2013(7)	23,945		4.42	5/21/2023
	6/27/2014	—	35,286	4.57	6/27/2024
	6/27/2014	—	14,714	4.57	6/27/2024

(1)

Stock option award vests 25% upon the first anniversary of the stock option’s grant date and the remaining 75% in equal monthly installments over the next 36 months, subject to the grantee’s continued employment with Alexza through such vesting dates.

(2)	This column shows options that were unvested as of December 31, 2014.

(3)

Restricted stock unit awards vest as follows: if the Company’s common stock listed on the Nasdaq Capital Market has traded at or above $8.63 on each trading day of any 30-day trading period after March 29, 2013 (the “Price Trigger”), then 50% of the RSUs will vest on the later of March 29, 2016 and the date on which the Price Trigger is met, and the remaining 50% of the RSUs will vest on the later of March 29, 2017 and the date on which the Price Trigger is met, provided in each case that the employee remains employed by the Company through the applicable vesting date.

(4)	Number calculated using a stock price of $1.49, which was the closing market price of the Company’s stock on December 31, 2014.

(5)

Stock option award vests 33% upon the first anniversary of the stock option’s grant date and the remaining 67% in equal monthly installments over the next 24 months, subject to the grantee’s continued employment with Alexza through such vesting dates.

(6)

Stock option award vests 50% upon attaining certain performance goals and 50% on the one year anniversary of attaining the performance goal, subject to the grantee’s continued employment with Alexza through such vesting dates.

(7)

Stock option award vests 50% upon the first anniversary of the stock option’s grant date and the remaining 50% in equal monthly installments over the next 12 months, subject to the grantee’s continued employment with Alexza through such vesting dates.

Option Exercises and Stock Vested Table

No stock options were exercised by and no RSUs were vested and released to our named executive officers during the fiscal year ended December 31, 2014.

Potential Payments Upon Termination or Change of Control

Each of our named executive officers has entered into an agreement which provides for severance benefits and for the acceleration of then unvested stock options and RSUs in the event of termination in connection with a change of control. Pursuant to the terms of the agreements, if the named executive officer’s employment is terminated without cause or terminated by the named executive officer for good reason within three months before or 12 months following a change of control, and the named executive officer agrees to sign a general release of claims in favor of the Company, then the named executive officer is entitled to the following benefits:

•	acceleration of vesting of all of the named executive officer’s outstanding unvested stock options to purchase common stock and unvested RSUs;

•

payment in a lump sum of the named executive officer’s annual base salary plus the greater of the bonus paid for the latest completed fiscal year or the target bonus for the year in which the notification of the named executive officer’s termination of employment occurs; and

•	payment in a lump sum of an amount equal to the amount of the named executive officer’s out of pocket costs to continue group health insurance benefits under COBRA for 18 months.

If and to the extent that any payments in the context of a change of control are made to our named executive officers who are party to these change of control agreements and the payments are equal to or exceed three times the average of that named executive officer’s annual W-2 compensation for the five years preceding the change of control, the payments or benefits exceeding the five-year average will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and the non-deductibility provisions imposed by Section 280G of the Internal Revenue Code. In such circumstances, we will make a gross-up payment to the named executive officer to compensate the named executive officer for all taxes imposed under Section 4999 and any related income taxes imposed under the Internal Revenue Code and state and local authorities for the gross-up payment, and we will not be permitted to deduct from our taxes the amount in excess of the five-year average of the compensation paid to the named executive officer.

For purposes of the change of control agreements, a change of control includes a sale of substantially all of our assets; a merger or consolidation in which we are not the surviving corporation if immediately thereafter our stockholders immediately prior thereto do not beneficially own more than 50% of the combined outstanding voting power of the surviving entity or more than 50% of the combined outstanding voting power of its parent, in each case in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; a reverse merger in which we are the surviving corporation but our outstanding shares of common stock immediately preceding the merger are converted by virtue of the merger into other property if immediately after the merger our stockholders immediately prior thereto do not own more than 50% of the combined outstanding voting power of the surviving entity or more than 50% of the combined outstanding voting power of its parent, in each case in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or any transaction or series of related transactions in which our stockholders own less than 50% of voting power in the surviving corporation, other than transactions in which our primary purpose for selling stock is to raise capital for our operations and activities.

In our industry, there is a high level of merger and acquisition activity, and the executive officers of companies engaged in merger and acquisition activity are often terminated or have their responsibilities reduced upon the change of control. We provide these benefits to ensure that, in the event of a change of control, our named executive officers will not have any personal incentive to resist a change of control that is approved by our Board and stockholders and will be incentivized to remain with us through, and to facilitate, the closing of any such transaction. We believe this benefit is comparable to the severance benefits provided by similarly situated companies in our industry and is appropriate and necessary to retain the individuals with the skills we believe are necessary for us to achieve our goals.

The following tables reflect the estimated potential payments that would be payable to each named executive officer, upon a termination in connection with a change of control of the Company. The amounts shown below reflect only the additional payments or benefits that each named executive officer would have received upon the occurrence of a termination in connection with a change of control and they do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that would have vested, absent the triggering event. For purposes of calculating the potential payments set forth in the tables below, we have assumed that (i) the date of termination was December 31, 2014 and (ii) the stock price was $1.49, the closing price of the Company’s common stock on The Nasdaq Capital Market as of such date.

Termination Without Cause or with Good Reason in connection with a Change of Control

Named Executive Officer	Cash Payments	Long Term Incentives	Benefits and Perquisites	Total Payments
	Cash Severance(1)	Stock Options and RSUs (Unvested and Accelerated)(2)	Benefits Continuation(3)
Thomas B. King	824,000		34,861	858,861
Robert A. Lippe	509,512		28,721	538,233
Edwin S. Kamemoto	406,000		26,643	430,463
Mark K. Oki	441,000		34,861	475,861

(1)

Amount represents a lump sum payment of (i) the named executive officer’s annual base salary for the fiscal year ended December 31, 2014 and (ii) the greater of (A) the bonus paid for the fiscal year ended December 31, 2013 or (B) the target bonus for the fiscal year ended December 31, 2014.

(2)

Options would vest immediately and require immediate exercise. This column represents the in-the-money value of unvested stock options as of December 31, 2014, using the value of our common stock on December 31, 2014 based on the value of our common stock used for purposes of calculating compensation expense under FASB ASC Topic 718. The number of shares underlying such stock options and the exercise price thereof are reflected in the columns entitled “Number of Securities Underlying Unexercised Options — Unexercisable” and “Option Exercise Price,” respectively, in the “Outstanding Equity Awards at Fiscal Year End” table above.

(3)	Amount represents 18 months of COBRA premiums.

2014 Director Compensation Table

In 2014, the non-employee directors were entitled to an annual Retainer Fee of $50,000. The annual additional retainers for the lead director and the Chair of the Audit and Ethics Committee were $20,000, the annual additional retainer for the Chair of the Compensation Committee was $12,000, and the annual additional retainer for the Chair of the Nominating and Corporate Governance Committee was $8,000.

Non-employee directors also received nondiscretionary, automatic grants of stock options to purchase 20,000 shares of our common stock upon joining the Board (the “Initial Grant”) and nondiscretionary, automatic grants of stock options to purchase a number of shares of our common stock that represent a fair market value of approximately $35,534 (the “Annual Grant”), as determined by the then-current Black-Scholes value, with possible reductions in grant size due to stock option pool size limitations.

The following table provides compensation information for the one-year period ended December 31, 2014 for each member of our Board:

	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
J. Kevin Buchi	50,000.00	35,534	85,533.75
Deepika Pakianathan	50,000.00	35,534	85,533.75
Leighton Read	50,000.00	35,534	85,533.75
Gordon Ringold***	62,000.00	35,534	97,533.75
Issac Stein** †	78,000.00	35,534	113,533.75
Joseph Turner*	70,000.00	35,534	105,533.75

*	Audit Committee Chair

**	Corporate Governance and Nominating Committee Chair

***	Compensation Committee Chair

†	Lead Director

(1)

The dollar amounts in this column represent each non-employee director’s annual cash retainer for board services, which is equal to the aggregate of his or her annual retainer of $50,000 plus his or her annual retainers for service as lead director or as the chair of one of the board committees.

(2)	Represents aggregate grant date fair value for options granted in 2014 computed in accordance with FASB ASC Topic 718.

The number of stock awards and aggregate number of stock option awards for each non-employee director that were outstanding at the end of fiscal year 2014 are, as follows:

	Aggregate Number of Awards Outstanding as of December 31, 2014
	Stock Awards	Option Awards
J. Kevin Buchi		32,500
Deepika Pakianathan		36,222
Leighton Read		36,222
Gordon Ringold		36,222
Issac Stein		36,222
Joseph Turner		33,722

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AND DIRECTOR INDEPENDENCE

We have never been a party to any transactions, the amount of which exceeded $120,000, and in which any of our directors, executive officers or to our knowledge, beneficial owners of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements, which are described in more detail in the Compensation Discussion and Analysis section above.

Policies and Procedures for Related Person Transactions

The Board of Directors adopted a written Related-Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $25,000. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit and Ethics Committee (or, where Audit and Ethics Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, we rely on information supplied by our executive officers and directors. In considering related-person transactions, the Audit and Ethics Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to us, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Audit and Ethics Committee look at, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of us and our stockholders, as the Audit and Ethics Committee determines in the good faith exercise of its discretion.

Indemnification of Management and Related Agreements

The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings that he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Restated Certificate of Incorporation and Bylaws, each as amended.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2016 Annual Meeting of Stockholders pursuant to Exchange Act rule 14a-8 is January 9, 2016. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals not to be included in next year’s proxy materials and director nominations including a requirement that the Company receive notice of any proposal or nomination no later than March 25, 2016, and no earlier than February 24 2016. The Company’s Bylaws may be obtained by writing to Alexza Pharmaceuticals, Inc., Attention Corporate Secretary, 2091 Stierlin Court, Mountain View, CA 94043.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability or other proxy materials, as applicable, with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability or a copy of other proxy materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Alexza stockholders will be “householding” our proxy materials. A single Notice of Internet Availability will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability or other proxy materials, as applicable, please notify your broker or the Company. We will promptly deliver a separate copy of the Notice of Internet Availability or other proxy materials, as applicable, at no charge to any stockholder who sends a written request to Alexza Pharmaceuticals, Inc., Attention Corporate Secretary, 2091 Stierlin Court, Mountain View, CA 94043 or calls the Corporate Secretary at (650) 944-7000, and requests a separate copy. Stockholders who currently receive multiple copies of the Notice of Internet Availability or other proxy materials, as applicable, at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER BUSINESS

The Board does not presently intend to bring any other business before the annual meeting, and, so far as is known to the Board, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. As to any business that may properly come before the annual meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

Mark K. Oki

Senior Vice President, Finance,

Chief Financial Officer and Secretary

April 30, 2015

The Company’s 2014 Annual Report on Form 10-K is available without charge upon request. Any such request should be addressed to Alexza Pharmaceuticals, Inc., Attention Corporate Secretary, 2091 Stierlin Court, Mountain View, CA 94043. The request must include a representation by the stockholder that as of April 24, 2015, the stockholder was entitled to vote at the Annual Meeting.

ALEXZA PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: APRIL 27, 2015

APPROVED BY THE STOCKHOLDERS:                    , 2015

EFFECTIVE DATE:                     , 2015

1. GENERAL.

(a) Successor to and Continuation of the 2005 Equity Incentive Plan. The Plan is intended as the successor to and continuation of the Alexza Pharmaceuticals, Inc. 2005 Equity Incentive Plan (the “2005 Plan”). Following the Effective Date, no additional stock awards may be granted under the 2005 Plan. Any unallocated shares remaining available for issuance pursuant to the exercise of options or issuance or settlement of stock awards not previously granted under the 2005 Plan as of 12:01 a.m. Pacific time on the Effective Date (the “2005 Plan’s Available Reserve”) will cease to be available under the 2005 Plan at such time and will be added to the Share Reserve (as further described in Section 3(a) below) and be then immediately available for issuance pursuant to Stock Awards granted hereunder. In addition, from and after 12:01 a.m. Pacific time on the Effective Date, all outstanding stock awards granted under the 2005 Plan, the Alexza Pharmaceuticals, Inc. 2001 Equity Incentive Plan and the Alexza Pharmaceuticals, Inc. 2002 Equity Incentive Plan (each a “Prior Plan”, and collectively, the “Prior Plans”) will remain subject to the terms of the Prior Plans; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plans that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required to vest such shares; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, and become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be subject to the terms of this Plan.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards under the Plan.

(c) Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical),

including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options, SARs, or, to the extent permitted by applicable law, other Stock Awards and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to: (i) reduce the exercise, purchase or strike price of any outstanding Option, SAR or other Stock Award under the Plan, or (ii) cancel any outstanding Option, SAR or other Stock Award that has an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed

(A)        (        ) shares, which number is equal to the sum of (I)         (            ) shares subject to the 2005 Plan’s Available Reserve and (II) an additional one million (1,000,000) newly reserved shares, plus (B) the Returning Shares, if any, which become available for grant under the Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”).

(ii) For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be ten million (10,000,000) shares of Common Stock.

(d) Section 162(m) Limitations. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations will apply.

(i) A maximum of three million (3,000,000) shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any Participant during any fiscal year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award are granted to any Participant during any fiscal year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii) A maximum of three million (3,000,000) shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one fiscal year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii) A maximum of three million dollars ($3,000,000) may be granted as a Performance Cash Award to any one Participant during any one fiscal year.

(e) Limitation on Grants to Non-Employee Directors. The maximum number of shares subject to Stock Awards granted under this Plan or under any other equity plan maintained by the Company during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, will not exceed three hundred thousand dollars $300,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Stock Award granted in a previous fiscal year).

(f) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise the Participant’s Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising the Participant’s Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from the employee’s regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d)(ii)) that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii)) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the Participant’s completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(iv) Section 162(m) Compliance. Unless otherwise permitted in compliance with Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where the Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction or any completion of any Performance Goals, shares subject to Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of any further considerations as the Committee, in its sole discretion, will determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. COVENANTS OF THE COMPANY.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act, the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8. MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that the Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements will be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount will be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(d), (iv) the class(es) and maximum number of securities that may be awarded to any Non-Employee Director pursuant to Section 3(e) and (v) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution. Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.

(c) Transactions. The following provisions will apply to Stock Awards in the event of a Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Transaction, which exercise is contingent upon the effectiveness of such Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration or no consideration as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10. PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11. EFFECTIVE DATE OF PLAN.

This Plan will become effective on the Effective Date.

12. CHOICE OF LAW.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s arrest for violation of a state or federal criminal law involving the commission of any felony against the Company; (ii) such Participant’s intentional, material violation of any material written contract or agreement between the Participant and the Company (which, if curable, is not cured within twenty (20) days after written notice thereof by the Company to the Participant); (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s continued gross misconduct (which, if curable, is not cured within twenty (20) days after written notice thereof by the Company to the Participant). The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Alexza Pharmaceuticals, Inc., a Delaware corporation.

(l) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o) “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Dissolution”means when the Company, after having executed a certificate of dissolution with the State of Delaware, has completely wound up its affairs. Conversion of the Company into a Limited Liability Company (or any other pass-through entity) will not be considered a “Dissolution” for purposes of the Plan.

(s) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in calendar year 2015 provided the Plan is approved by the Company’s stockholders at such meeting.

(t) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(u) “Entity” means a corporation, partnership, limited liability company or other entity.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(x) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(gg) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ii) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(kk) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(ll) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income;

(11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) pre-clinical development related compound goals; (34) financing; (35) regulatory milestones, including approval of a compound; (36) stockholder liquidity; (37) corporate governance and compliance; (38) product commercialization; (39) intellectual property; (40) personnel matters; (41) progress of internal research or clinical programs; (42) progress of partnered programs; (43) implementation or completion of projects and processes; (44) partner satisfaction; (45) budget management; (46) clinical achievements; (47) completing phases of a clinical study (including the treatment phase); (48) announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; (49) timely completion of clinical trials; (50) submission of INDs and NDAs and other regulatory achievements; (51) partner or collaborator achievements; (52) internal controls, including those related to the Sarbanes-Oxley Act of 2002; (53) research progress, including the development of programs; (54) investor relations, analysts and communication; (55) manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); (56) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (57) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); (58) supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); (59) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; and (60) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

(mm) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item.

(nn) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(oo) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(pp) “Plan” means this Alexza Pharmaceuticals, Inc. 2015 Equity Incentive Plan, as it may be amended from time to time.

(qq) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(rr) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ss) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(tt) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(uu) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(vv) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ww) “Rule 701” means Rule 701 promulgated under the Securities Act.

(xx) “Securities Act” means the Securities Act of 1933, as amended.

(yy) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(zz) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(aaa) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(bbb) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ccc) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(ddd) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

(eee) “Transaction” means a Corporate Transaction or a Change in Control.

ALEXZA PHARMACEUTICALS, INC.

2015 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: APRIL 27, 2015

APPROVED BY THE STOCKHOLDERS:                     , 2015

EFFECTIVE DATE:                     , 2015

1. GENERAL; PURPOSE.

(a) The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. The Plan is intended to be the successor plan to the Alexza Pharmaceuticals, Inc. 2005 Employee Stock Purchase Plan, as amended (the “2005 ESPP”). From and after the Effective Date, no new offerings will commence and no additional purchase rights will be granted under the 2005 ESPP, but all 2005 ESPP offerings have commenced prior the Effective Date shall continue in effect in accordance with their existing terms so that outstanding purchase rights under ongoing offerings in effect under the 2005 ESPP as of the Effective Date (the “Outstanding Purchase Rights”) may be exercised on their applicable scheduled purchase dates in accordance with the terms of such outstanding 2005 ESPP offerings.

(b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2. ADMINISTRATION.

(a) The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii) To designate from time to time which Related Corporations of the Company will be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv) To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(v) To suspend or terminate the Plan at any time as provided in Section 12.

(vi) To amend the Plan at any time as provided in Section 12.

(vii) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

(viii) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

(c) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d) All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3. SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

(a) Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed             (            ) shares of Common Stock, which number of shares consists of: (i) five hundred thousand (500,000) newly reserved shares of Common Stock, plus (ii) the number of shares of Common Stock subject to the 2005 ESPP Remaining Reserve.

(b) If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c) The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4. GRANT OF PURCHASE RIGHTS; OFFERING.

(a) The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c) The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5. ELIGIBILITY.

(a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b), an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.

(b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee and elects to participate in an Offering will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i) the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii) the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c) The Board may provide that each person who did not elect to fully participate in an ongoing Offering prior to the commencement of a subsequent Purchase Period and elects to participate in the Offering will, on a date or dates specified in the Offering which coincides with the day on which such person elects to participate in the Offering or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i) the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii) the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board may provide that if such person first elects to participate in the Offering within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(d) No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this

Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(e) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(f) Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

6. PURCHASE RIGHTS; PURCHASE PRICE.

(a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 20% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b) The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c) In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.

(d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:

(i) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7. PARTICIPATION; WITHDRAWAL; TERMINATION.

(a) An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to a Purchase Date.

(b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c) Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute to such individual all of his or her accumulated but unused Contributions.

(d) During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(e) Unless otherwise specified in the Offering, the Company will have no obligation to pay interest on Contributions.

8. EXERCISE OF PURCHASE RIGHTS.

(a) On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b) If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest.

(c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 6 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common

Stock are not registered and the Plan is not in material compliance with all applicable laws, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest.

9. COVENANTS OF THE COMPANY.

The Company will seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10. DESIGNATION OF BENEFICIARY.

(a) The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b) If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a) In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

(b) In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

12. AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements, including any amendment that either (i) materially increases the number of shares of

Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Purchase Rights, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable law or listing requirements.

(b) The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c) Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code.

13. EFFECTIVE DATE OF PLAN.

The Plan will become effective upon the Effective Date.

14. MISCELLANEOUS PROVISIONS.

(a) Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b) A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

(d) The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.

15. DEFINITIONS.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “2005 ESPP Remaining Reserve” means the number of Ordinary Shares that remain available for issuance under the 2005 ESPP after all Outstanding Purchase Rights are exercised.

(b) “Board” means the Board of Directors of the Company.

(c) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(d) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(e) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(f) “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

(g) “Common Stock” means the common stock of the Company, having 1 vote per share.

(h) “Company” means Alexza Pharmaceuticals, Inc., a Delaware corporation.

(i) “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(j) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(k) “Director” means a member of the Board.

(l) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in calendar year 2015 provided the Plan is approved by the Company’s stockholders at such meeting.

(m) “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(n) “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(o) “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(q) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with applicable laws and in a manner that complies with Sections 409A of the Code.

(r) “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(s) “Offering Date” means a date selected by the Board for an Offering to commence.

(t) “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(u) “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(v) “Plan” means this Alexza Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan.

(w) “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(x) “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(y) “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(z) “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

ALEXZA PHARMACEUTICALS, INC.

2015 NON-EMPLOYEE DIRECTORS’ STOCK AWARD PLAN

ADOPTED BY THE BOARD OF DIRECTORS: APRIL 27, 2015

APPROVED BY THE STOCKHOLDERS:                     , 2015

EFFECTIVE DATE:                     , 2015

1. GENERAL.

(a) Successor to and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the Alexza Pharmaceuticals, Inc. 2005 Non-Employee Directors’ Stock Option Plan (the “Prior Plan”). On and following the Effective Date, no Initial Grants (as defined in the Prior Plan) or Annual Grants (as defined in the Prior Plan). Any unallocated shares remaining available for issuance pursuant to the exercise of options or issuance or settlement of stock awards not previously granted under the Prior Plan as of 12:01 a.m. Pacific time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time and will be added to the Share Reserve (as further described in Section 3(a) below) and be then immediately available for issuance pursuant to Stock Awards granted hereunder. In addition, from and after 12:01 a.m. Pacific time on the Effective Date, all outstanding stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required to vest such shares; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, and become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be subject to the terms of this Plan.

(b) Eligible Award Recipients. Non-Employee Directors are eligible to receive Awards under the Plan.

(c) Available Awards. The Plan provides for the grant of the following types of Awards: (i) Nonstatutory Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, and (v) Other Stock Awards.

(d) Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To the extent not specified under the Plan, to determine (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 5(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code or (B) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Non-Employee Directors who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Cancellation and Re-Grant of Stock Awards. The Board will not have the authority to: (i) reduce the exercise, purchase or strike price of any outstanding Option or SAR under the Plan, or (ii) cancel any outstanding Option or SAR that has an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.

(i) Subject to Section 10(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed (A)              (            )shares, which number is equal to the sum of (I)              (            ) shares subject to the Prior Plan’s Available Reserve and (II) an additional two hundred fifty thousand (250,000) newly reserved shares, plus (B) the Returning Shares, if any, which become available for grant under the Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”).

(ii) For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 3(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c) Limitation on Grants to Non-Employee Directors. The maximum number of shares subject to Stock Awards granted under this Plan or under any other equity plan maintained by the Company during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, will not exceed three hundred thousand dollars ($300,000) in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Stock Award granted in a previous fiscal year).

(d) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Stock Awards may be granted to Non-Employee Directors as determined by the Board and as required under the Plan.

5. NON-DISCRETIONARY GRANTS.

(a) Initial Grants. Without any further action of the Board, each person who on or after the Effective Date is elected or appointed for the first time to be a Non-Employee Director, upon the date of his or her initial election or appointment to be a Non-Employee Director, he or she will automatically be granted an Initial Grant to purchase twenty five thousand (25,000) shares of Common Stock on the terms and conditions set forth herein.

(b) Annual Grants. Without any further action of the Board, on the date of each Annual Meeting, commencing with the Annual Meeting in 2015, each person who is then a Non-Employee Director and has served as a Non-Employee Director for at least six (6) months prior to such Annual Meeting will automatically be granted an Annual Grant to purchase twelve thousand five hundred (12,500) shares of Common Stock, with possible reductions in grant size due to option pool size limitations, on the terms and conditions set forth herein.

6. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option that is a Non-Discretionary Grant will be in such form and will contain such terms and conditions as required by the Plan and contain such additional terms and conditions, not inconsistent with the Plan, as the Board deems appropriate. Each Option that is a Discretionary Grant or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. No Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. The exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting.

(i) Options that are Non-Discretionary Grants. Options will vest as follows:

(1) Initial Grant. 1/3 of the shares issued or issuable pursuant to a granted Initial Grant will vest on each anniversary of the date of grant, subject to the Participant’s Continuous Service as of each such date.

(2) Annual Grant. The shares issued or issuable pursuant to a granted Annual Grant will vest in full on the date of the next Annual Meeting, subject to the Participant being a Non-Employee Director on such date.

(ii) Options that are Discretionary Grants and SARs. The total number of shares of Common Stock subject to an Option that is a Discretionary Grant or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), the Participant may exercise the Participant’s Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination Upon Change in Control. In the event that a Participant (i) is required to resign his or her position as a Non-Employee Director as a condition of a Change in Control, or is removed from his or her position as a Non-Employee Director in connection with a Change in Control, and (ii) the Option or SAR is assumed, continued or substituted by the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service) within such period of time ending on the earlier of (i) the date twelve (12) months following the effective date of the Change in Control (or such longer or shorter period specified in the Option or SAR Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Option Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Option Agreement (as applicable), the Option or SAR will terminate.

7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 2. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8. COVENANTS OF THE COMPANY.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

9. MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or will affect the right of the Company or an Affiliate to terminate the service of a Non-Employee Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that the Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(g) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(h) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(i) Compliance with Section 409A of the Code. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the

Code. To the extent applicable, the Plan and Award Agreements will be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount will be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(j) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate.

10. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be awarded to any Non-Employee Director pursuant to Section 3(c) and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution. Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.

(c) Transactions. The following provisions will apply to Stock Awards in the event of a Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Transaction, which exercise is contingent upon the effectiveness of such Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration or no consideration as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. In the event that a Participant (i) is required to resign his or her position as a Non-Employee Director as a condition of a Change in Control, or (ii) is removed from his or her position as a Non-Employee Director in connection with a Change in Control, the outstanding Stock Awards held by such Participant will become fully vested and exercisable immediately prior to the effectiveness of such resignation or removal (and contingent upon the effectiveness of such Change in Control).

11. PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

12. EFFECTIVE DATE OF PLAN.

This Plan will become effective on the Effective Date.

13. CHOICE OF LAW.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

14. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Annual Grant” means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to Section 5.

(c) “Annual Meeting” means the annual meeting of the stockholders of the Company.

(d) “Award” means a Stock Award.

(e) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(f) “Board” means the Board of Directors of the Company.

(g) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(i) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means Alexza Pharmaceuticals, Inc., a Delaware corporation.

(m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Section 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Dissolution” means when the Company, after having executed a certificate of dissolution with the State of Delaware, has completely wound up its affairs. Conversion of the Company into a Limited Liability Company (or any other type of pass-through entity) will not be considered a “Dissolution” for purposes of the Plan.

(s) “Discretionary Grant” means a Stock Award grant that is not a Non-Discretionary Grant.

(t) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in calendar year 2015 provided the Plan is approved by the Company’s stockholders at such meeting.

(u) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(v) “Entity” means a corporation, partnership, limited liability company or other entity.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(x) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(y) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A of the Code.

(z) “Initial Grant” means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to Section 5.

(aa) “Non-Discretionary Grant” means a grant that is described in Section 5 of the Plan.

(bb) “Non-Employee Director” means a Director who is not an Employee.

(cc) “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(dd) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ee) “Option” means a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ff) “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(gg) “Participant” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(hh) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 2(c).

(ii) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(jj) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(kk) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ll) “Plan” means this Alexza Pharmaceuticals, Inc. 2015 Non-Employee Directors’ Stock Award Plan, as it may be amended from time to time.

(mm) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 2(a).

(nn) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(oo) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 2(b).

(pp) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(qq) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(rr) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ss) “Rule 701” means Rule 701 promulgated under the Securities Act.

(tt) “Securities Act” means the Securities Act of 1933, as amended.

(uu) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(vv) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(ww) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right or any Other Stock Award.

(xx) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(yy) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(zz) “Transaction” means a Corporate Transaction or a Change in Control.

ALEXZA PHARMACEUTICALS

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern Time, on June 22, 2015.

Vote by Internet

Go to www.envisionreports.com/ALXA

Or scan the QR code with your smartphone

Follow the steps outlined on the secure website

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Items 2 through 5.

1. Election of Directors: For Withhold For Withhold For Withhold

01 - Thomas B. King 02 - J. Kevin Buchi 03 - Deepika R. Pakianathan, Ph.D. +

04 - J. Leighton Read, M.D. 05 - Gordon Ringold, Ph.D. 06 - Isaac Stein

07 - Joseph L. Turner

For Against Abstain For Against Abstain

2. To approve the Company’s 2015 Equity Incentive Plan; 3. To approve the Company’s 2015 Employee Stock Purchase Plan;

4. To approve the Company’s 2015 Non-Employee Director Stock Award Plan; 5. To ratify the selection by the Audit and Ethics Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015; and

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

B Non-Voting Items

Change of Address — Please print new address below. Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

1 U P X + 022Z6B

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2014 Annual Report on Form 10-K are available at: www.envisionreports.com/ALXA

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

ALEXZA PHARMACEUTICALS

Proxy — ALEXZA PHARMACEUTICALS, INC.

Annual Meeting of Stockholders – June 23, 2015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Thomas B. King and Mark K. Oki, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Alexza Pharmaceuticals, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held Tuesday, June 23, 2015 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES AND “FOR” ITEMS 2 THROUGH 5.

(Continued and to be marked, dated and signed, on the other side)